Exhibit 10.2





                                        FACILITY AGREEMENT

                                        WESTERN MESQUITE MINES, INC.

                                        RMB INTERNATIONAL (DUBLIN) LIMITED

                                        EACH PARTY LISTED IN SCHEDULE 1

                                        and

                                        RMB RESOURCES LIMITED








                                        Freehills
                                      -------------


                                        QV.1  Building  250  St  Georges Terrace
                                        Perth  Western  Australia 6000 Australia
                                        Telephone  +61  8  9211  7777  Facsimile
                                        +61 8 9211 7878 www.freehills.com DX 104
                                        Perth

                                        SYDNEY MELBOURNE PERTH BRISBANE HANOI HO
                                        CHI MINH  CITY  SINGAPORE  Correspondent
                                        Offices JAKARTA KUALA LUMPUR

                                        Liability  limited  by  the  Solicitors'
                                        Limitation of Liability Scheme, approved
                                        Under  the  Professional  Standards  Act
                                        1994 (NSW)

                                        Reference DAW:CEP:80559145

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TABLE OF CONTENTS

Clause                                                                    Page

1    DEFINITIONS AND INTERPRETATION                                          1

     1.1  Definitions                                                        1
     1.2  Interpretation                                                    14
     1.3  Accounting Principles                                             15
     1.4  Liability                                                         16

2    COMMITMENT, PURPOSE AND AVAILABILITY OF THE FACILITY                   16

     2.1  Provision of Commitment                                           16
     2.2  Purpose                                                           16
     2.3  Cancellation at end of Availability Period                        16

3    CONDITIONS PRECEDENT                                                   16

     3.1  Funding Portion                                                   16
     3.2  All Funding Portions                                              19
     3.3  Certified copies                                                  19
     3.4  Waiver of conditions precedent                                    19

4    FUNDING PROCEDURES                                                     19

     4.1  Delivery of Funding Notice                                        19
     4.2  Delivery by facsimile                                             20
     4.3  Provision of Funding Portions                                     20
     4.4  Selection of Funding Periods                                      20

5    BASE INTEREST                                                          21

     5.1  Payment of base interest                                          21
     5.2  General provisions in relation to interest                        21

6    VARIABLE INTEREST                                                      21

     6.1  Definitions                                                       21
     6.2  Payment of variable interest                                      22
     6.3  Delivery of information                                           22
     6.4  Determination of IRR                                              22

7    REPAYMENT AND PREPAYMENT                                               23

     7.1  Repayment                                                         23
     7.2  Mandatory prepayment                                              24
     7.3  Repayment of other Secured Money                                  24
     7.4  Prepayment                                                        24

8    PAYMENTS                                                               25

     8.1  Manner of payment                                                 25
     8.2  Payments to be made without set-off or deduction                  25
     8.3  Amounts payable on demand                                         25

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9    REPRESENTATIONS AND WARRANTIES                                         25

     9.1  Representations and warranties                                    25
     9.2  Survival and repetition of representations and warranties         28
     9.3  Reliance by the Finance Parties                                   28

10   COVENANTS                                                              28

     10.1 Terms of covenants                                                28
     10.2 General covenants                                                 29
     10.3 Project Covenants                                                 31
     10.4 Financial covenants                                               34
     10.5 Provision of information and reports                              36
     10.6 Reclamation Work                                                  37

11   TRANSACTION ACCOUNTS                                                   38

     11.1 Transaction Accounts                                              38
     11.2 Proceeds Account                                                  38
     11.3 Project Account                                                   38
     11.4 Priority of application - Proceeds Account                        38
     11.5 Priority of application - Project Account                         39

12   EVENTS OF DEFAULT                                                      40

     12.1 Events of Default                                                 40
     12.2 Effect of Default                                                 42
     12.3 Borrower to continue to perform                                   42
     12.4 Enforcement                                                       43

13   RELEASE OF OBLIGATIONS                                                 43

     13.1 Release of obligations                                            43
     13.2 Further assurances                                                43

14   INDEMNITIES                                                            44

     14.1 General indemnity                                                 44
     14.2 Foreign currency indemnity                                        45
     14.3 Conversion of currencies                                          45
     14.4 Continuing indemnities and evidence of loss                       45

15   FEES, TAX, COSTS AND EXPENSES                                          46

     15.1 Arrangement fee                                                   46
     15.2 Warrants                                                          46
     15.3 Tax                                                               46
     15.4 Costs and expenses                                                47

16   INTEREST ON OVERDUE AMOUNTS                                            47

     16.1 Payment of interest                                               47
     16.2 Accrual of interest                                               47
     16.3 Rate of interest                                                  47


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17   ASSIGNMENT                                                             48

     17.1 Assignment by Transaction Party                                   48
     17.2 Assignment by Finance Party                                       48
     17.3 References to a Finance Party                                     48
     17.4 Assist transfer or assignment                                     48
     17.5 Participation permitted                                           48
     17.6 Lending Office                                                    49
     17.7 Disclosure                                                        49

18   SAVING PROVISIONS                                                      49

     18.1 No merger of security                                             49
     18.2 Exclusion of moratorium                                           49
     18.3 Powers                                                            49
     18.4 Consents                                                          49
     18.5 Principal obligations                                             50
     18.6 Non-avoidance                                                     50
     18.7 Set-off authorised                                                50
     18.8 Certificates of Agent                                             50
     18.9 No reliance or other obligations and risk assumption              51
     18.10 Attorney                                                         51
     18.11 Opinion of a Finance Party                                       51

19   GENERAL                                                                52

     19.1 Confidential information                                          52
     19.2 Performance by the Agent of obligations                           52
     19.3 Transaction Party to bear cost                                    52
     19.4 Notices                                                           52
     19.5 Governing law and jurisdiction                                    53
     19.6 Prohibition and enforceability                                    53
     19.7 Waiver and Variation                                              53
     19.8 Attorneys                                                         54
     19.9 Counterparts                                                      54
     19.10 Service of process                                               54

SCHEDULE 1 - GUARANTORS                                                     55

SCHEDULE 2- FUNDING NOTICE                                                  56

SCHEDULE 3 - PERMITTED ENCUMBRANCES                                         57

SCHEDULE 4 - SECURITIES                                                     58

SCHEDULE 5 - FORM OF WARRANT                                                59


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THIS FACILITY AGREEMENT
          is dated as of 5 November 2003 between the following parties:

          1.   WESTERN MESQUITE MINES, INC.
               a corporation incorporated under the laws of Nevada of 7000 Independence Parkway
               Suite 160 #135
               Plano, Texas 75025
               United States of America
               (BORROWER)

          2.   EACH PARTY LISTED IN SCHEDULE 1
               (each a GUARANTOR)

          3.   RMB INTERNATIONAL (DUBLIN) LIMITED
               of 28 Shelbourne Road
               Ballsbridge
               Dublin 4 Ireland
               (LENDER)

          4.   RMB RESOURCES LIMITED
               of Level 3
               One Mitre Square
               London EC3A 5AN
               United Kingdom
               (AGENT)

RECITALS

          The Borrower and each of the Guarantors have requested the Lender to make available a loan to the Borrower on the terms and conditions contained in this agreement.

THE PARTIES AGREE

          in consideration of, among other things, the mutual promises contained in this agreement:


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1    DEFINITIONS AND INTERPRETATION

     1.1  DEFINITIONS

          In  this  agreement,  unless  the  contrary  intention  appears:

          ADJUSTED EXCESS CASH FLOW in relation to a Calculation Period, means Excess Cash Flow for the Calculation Period less any mandatory prepayment which is paid or will be paid with respect to that Calculation Period in accordance with clause 7.2;

          AHA  means  American  Home  Assurance;

          AISLIC means American International Specialty Lines Insurance Company;


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                                                                          page 1
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          ASSET  PURCHASE  AGREEMENT means the agreement so entitled dated on or about the date of this agreement between Newmont, Hospah, WGI and the Borrower;

          AUTHORISATION includes any consent, registration, filing, agreement, certificate, licence, approval, permit, authority or exemption from, by or with a Governmental Agency;

          AUTHORISED  OFFICER  means:

          (a) in relation to a Transaction Party, a chief executive officer or a chief financial officer for the time being; and

          (b) in relation to a Finance Party, a director, an associate director, a company secretary, a president, a vice president, an officer whose title contains the word "director", "manager" or "executive", or a person performing the functions of any of them, or in either case, a person appointed by a party to act as an Authorised Officer for the purposes of the Facility or the Transaction Documents;

          AVAILABILITY PERIOD means the period commencing on the date of satisfaction of the conditions precedent set out in clause 3.1 and ending on the earlier of:

          (a)  31  December  2003;

          (b)  the  date  on  which  the  Facility  is  fully  drawn;  or

          (c)  the  date  on  which  the  Commitment  is  cancelled  in  full;

          BASE  REPAYMENT  AMOUNT  means  US$750,000;

          BOND means each bond issued or to be issued by AHA and which are described in Endorsement No. 2 of the Reclamation Costs Policy, and BONDS means all of them;

          BUSINESS DAY means a day on which banks are open for general banking business in both London, England and Denver, Colorado excluding Saturdays, Sundays and public holidays;

          CALCULATION  PERIOD  means:

          (a) the period from and including the date of this agreement to and including the Quarterly Date first occurring after that date; and

          (b)  thereafter,  each  successive  Quarter;

          CALUMET means Calumet Mining Company, a corporation incorporated under the laws of Idaho;

          CASHFLOW MODEL means the cashflow projections for the Project for a period of at least 30 months or any other period of time specified to the Borrower by the Agent;

          COLLATERAL SECURITY means any present or future Encumbrance, Surety Obligation or other document or agreement entered into by the Borrower, another Transaction Party or another person as security for the payment of the Secured Money;

          COMMITMENT means the maximum aggregate amount agreed to be provided by the Lender under the Facility being US$6,000,000, as reduced or cancelled in accordance with this agreement;



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          COMMUTATION  ACCOUNT  means the account established in the name of the
          Borrower in accordance with Endorsement 3 of the Reclamations Costs Policy;

          CORPORATE BUDGET means the corporate budget for non-Project expenditure of the Borrower and the Guarantors for a period of 18 months or any other period approved by the Agent;

          DEFAULT means the occurrence of an event of default described in clause 12.1;

          DISPOSE in relation to any asset, property or right, means to sell, transfer, assign, surrender, convey, lease, licence, discount, lend, farm-out or otherwise dispose of any interest in the asset, property or right;

          DOCUMENTS  means  the Transaction Documents and the Project Documents;

          ENCUMBRANCE  means  an  interest  or  power:

          (a) reserved in an interest in any asset including, but not limited to, any retention of title; or

          (b) created or otherwise arising in any interest in any asset under a mortgage, charge, bill of sale, lien, pledge, trust or power,

          by way of security for the payment of a debt, another monetary obligation or the performance of another obligation, and includes, but is not limited to, an agreement to grant or create any of the above;

          ENVIRONMENTAL APPROVALS means all consents, approvals, licences or other authorisations of any kind required by Environmental Law;

          ENVIRONMENTAL LAW means any law, whether deriving from statute (including, but not limited to, the relevant laws of the United States of America and the State of California) or otherwise, concerning environmental matters, and includes, but is not limited to, law concerning land use, development, pollution, waste disposal, toxic and hazardous substances, conservation of natural or cultural resources and resource allocation including any law relating to exploration for, and development or exploitation of, any natural resource including the rehabilitation of any land, and including any and all rules, regulations or ordinances promulgated pursuant to those laws;

          ENVIRONMENTAL LIABILITIES means any obligation, expense, penalty or fine under an Environmental Law which would or could be imposed on a Transaction Party, or an Authorised Officer or employee of a Transaction Party, or any occupier of the Project Area as a result of activities carried on during the ownership or occupation of the Project Area by the Borrower, or by its predecessors in title;

          EQUITY FUNDING AMOUNT means equity funding for the acquisition of the Project in the amount of not less than US$3,250,000;

          EXCESS CASH FLOW for the Quarter ending on 31 January 2004 and each subsequent Quarter, means the aggregate of:

          (a)  the  Project  Cash  Flow  for  that  Quarter;  and

          (b) money deposited to the credit of the Proceeds Account during that Quarter (but with no double counting of amount),

          less the following amounts paid during that Quarter or on the Quarterly Date at the end of that Quarter:


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                                                                          page 3
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               (1)  interest  payable  in  relation to the Facility under clause
                    5.1;

               (2)  each  payment of the Principal Outstanding under clause 7.1;
                    and

               (3)  money  payable  under  a  Hedging  Contract;

          FACILITY means the term loan to be provided by the Lender to the Borrower under this agreement;

          FINAL  REPAYMENT  DATE  means  31  October  2005;

          FINANCE  PARTY  means  each  of  the  following:

          (a)  the  Lender;  and

          (b)  the  Agent,

          and  FINANCE  PARTIES  means  both  of  them;

          FINANCIAL INDEBTEDNESS means any debt or other monetary liability in respect of moneys borrowed or raised or financial accommodation including, but not limited to, under or in respect of any:

          (a) bill, bond, debenture, note, letter of credit, bank guarantee or similar instrument;

          (b)  acceptance,  endorsement  or  discounting  arrangement;

          (c)  Surety  Obligation;

          (d)  finance  lease;

          (e) deferred purchase price for more than 90 days of any asset or service;

          (f) obligation to deliver goods or provide services paid for in advance by any financier or in relation to another financing transaction; or

          (g) amount of capital and premium payable in connection with the redemption of preference shares or an amount of purchaser price payable for or in connection with the acquisition of redeemable preference shares, and  irrespective  of  whether  the  debt  or  liability:

               (1)  is  present  or  future;

               (2)  is  actual,  prospective,  contingent  or  otherwise;

               (3)  is  at  any  time  ascertained  or  unascertained;

               (4) is owed or incurred alone or severally or jointly or both with another person; or

               (5)  is  a  combination  of  the  above;

          FINANCING PLAN means the plan which details the sources of funds, including the Equity Funding Amount and the Working Capital Amount, to pay the costs of the acquisition of the Project and the costs set out in the Project Budget and the Corporate Budget;

          FINANCING  STATEMENTS  means:

          (a) the UCC Financing Statement given by the Borrower in favour of the Lender; and

          (b)  the UCC Financing Statement given by WGI in favour of the Lender;


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                                                                          page 4
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          FORCE MAJEURE EVENT means:

          (a)  an  act  of  God;

          (b) war, revolution, or any other unlawful act against public order or authority;

          (c)  a  restraint  by  a  Governmental  Agency;

          (d) any other event which a reasonable person could not foresee or reasonably make provision for or insure against,

          which wholly or partially prevents, hinders, obstructs, delays or interferes with the development or operation of the Project or the sale of Product;

          FUNDING DATE means the date on which a Funding Portion is, or is to be, provided to the Borrower under this agreement;

          FUNDING NOTICE means a notice requesting a Funding Portion in the form of schedule 2, specifying the matters indicated in that schedule;

          FUNDING PERIOD means a period for the fixing of interest rates determined under clause 4.4;

          FUNDING PORTION means each portion of the Commitment provided under this agreement;

          FUNDING RATE for a Funding Portion, means the sum of LIBOR for that Funding Period plus the Margin;

          GOOD INDUSTRY PRACTICE means the degree of care and skill, diligence, prudence (financial and operational), foresight and operating practice which would reasonably and ordinarily be expected from a skilled operator engaged in the same time of undertaking as the Project under the same or similar circumstances;

          GOVERNMENTAL AGENCY means a government or a governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity;

          HEDGING CONTRACT means any agreement or arrangement entered into by the Borrower with the Lender or any other financial institution to the satisfaction of the Agent, in connection with the management and protection of commodity risk, foreign currency risk or interest rate risk;

          HOSPAH means Hospah Coal Company a corporation incorporated under the laws of Delaware;

          HOSPAH NET OPERATING CASH FLOW ROYALTY AGREEMENT means the agreement so entitled dated on or about 5 November 2003 between the Borrower and Hospah;

          HOSPAH NSR AGREEMENT means the NSR Royalty Agreement dated on or about 5 November 2003 between the Borrower and Hospah;

          INSOLVENCY EVENT means the happening of any of these events with respect to a Transaction Party:

          (a) an application or petition is made to a court for an order, or an order or decree is made under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law in effect now or from time to time, that a Transaction Party be wound up, put into administration or dissolved and the order or decree is not stayed or any similar relief is granted under any applicable federal or state law and is not stayed;



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                                                                          page 5
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          (b)  an  application  is  made  to  a  court for an order appointing a liquidator or provisional liquidator in respect of a Transaction Party, or one of them is appointed, whether or not under an order;

          (c) a receiver, administrator, controller, liquidator, sequestrator, trustee, custodian or similar official is appointed in any jurisdiction over any of the assets or undertaking of a Transaction Party;

          (d) the directors or other officers of a Transaction Party request the appointment of a receiver, receiver and manager, official manager, trustee, administrator, controller, liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, administrative receiver or similar official;

          (e) except to reconstruct or amalgamate while solvent on terms approved by the Agent, a Transaction Party enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors, or it proposes a reorganisation, moratorium or other administration involving any of them;

          (f) a Transaction Party resolves, or a meeting of a Transaction Party is convened to consider any resolution for that Transaction Party, to wind itself up, or otherwise dissolve itself, or gives notice of intention to do so, except to reconstruct or amalgamate while solvent on terms approved by the Agent or is otherwise wound up or dissolved;

          (g) a Transaction Party is or is deemed to be insolvent or is unable to pay its debts when they are due or states that it is insolvent or is insolvent;

          (h) a Transaction Party suspends payment of its debts generally or announces an intention to do so;

          (i) by reason of actual or anticipated financial difficulties, a Transaction Party begins negotiations with any creditor for the rescheduling of any of its indebtedness;

          (j) a Transaction Party takes any step to obtain protection (including a moratorium) or is granted protection (including a moratorium) from its creditors under the law of any applicable jurisdiction or an administrator is appointed to a Transaction Party under the law of any applicable jurisdiction;

          (k) a warrant of attachment, execution or similar process has been issued against any substantial part of the property of a Transaction Party; or

          (i) anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction, including with respect to the Borrower, the laws of the any applicable jurisdiction;

          INTER-COMPANY CLAIMS means all debts and liabilities of each Subordinated Group Member to any and all other Subordinated Group Members on any account and in any capacity, irrespective of whether the debts or liabilities:


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                                                                          page 6
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          (a)  are  present  or  future;

          (b)  are  actual,  prospective,  contingent  or  otherwise;

          (c)  are  at  any  time  ascertained  or  unascertained;

          (d) are owed or incurred by or on account of a Subordinated Group Member alone or severally or jointly with another person;

          (e) are owed to or incurred for the account of a Subordinated Group Member alone, or severally or jointly with another person;

          (f) are owed to another person as agent (whether disclosed or not) for or on behalf of a Subordinated Group Member;

          (g) are owed or incurred as principal, interest, fees, charges, taxes, duties or other imposts, damages (whether for breach of contract or tort or incurred on another ground), losses, costs or expenses, or on any other account;

          (h) are owed to or incurred for the account of a Subordinated Group Member directly or as a result of:

               (1) the assignment or transfer to a Subordinated Group Member of a debt or monetary liability of a Subordinated Group Member (whether by way of assignment, transfer or otherwise); or

               (2)  another  dealing  with  a  debt  or  liability of that kind;

          (i) are owed to or incurred for the account of a Subordinated Group Member before the date of this agreement, before the date of any assignment of this agreement to a Subordinated Group Member by another person or otherwise; or

          (j)  comprise  a  combination  of  the  above;

          LENDING OFFICE in respect of a Finance Party, means the office of that Finance Party set out on page 1 of this agreement, or another office notified by a Finance Party under this agreement;

          LIBO PAGE means the page entitled "LIBO" on the Reuters Monitor Money Rates Service or any other page which may replace the LIBO page for the purpose of displaying offered rates for United States Dollar deposits;

          LIBOR in relation to a Funding Period for a Funding Portion, means the rate per cent per annum determined by the Agent to be:

          (a) the average of the rates quoted on the LIBO Page as being the rate per annum at which United States Dollar deposits are offered for a period equivalent to the Funding Period at about 11.00 am (London time) on the Value Date, eliminating the highest and the lowest rates and rounding up the resultant figure to 4 decimal places;

          (b) where 2 or fewer rates are quoted for the relevant period on the LIBO Page at the relevant time, the average of the rates notified to the Agent by each Reference Bank to be the rate per annum at which United States Dollar deposits are offered to that Reference Bank for a period equivalent to the Funding Period at about 11.00 am (London time) on the Value Date, rounding up the resultant figure to 4 decimal places; or


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                                                                          page 7

          (c) if LIBOR cannot be determined in accordance with paragraphs (a) or (b) of this definition, the rate most nearly approximating the rate that would otherwise have been calculated by the Agent in accordance with paragraph (a) having regard to comparable indices then available in the financial markets;

          LIBOR BUSINESS DAY means a day (not being a Saturday or Sunday) on which banks are open for general banking business in London and New York;

          MANAGEMENT AGREEMENT means the operating management agreement dated on or about 5 November 2003 between Harrison Western Construction Corporation and the Borrower;

          MANAGEMENT SIDE AGREEMENT means the management side agreement dated or about the date of this agreement between Harrison Western Construction Corporation, the Borrower, the Lender and the Agent;

          MARGIN  means  6.0%  per  annum;

          MATERIAL  ADVERSE  EFFECT  means  a  material  adverse  effect  on:

          (a) the ability of a Transaction Party to perform an obligation under a Transaction Document to which it is a party;

          (b)  the  value  of  the  Secured  Property;  or

          (c)  the  business  or  operations  of  a  Transaction  Party;

          MINERAL LEASE AND LANDFILL FACILITIES LEASE AGREEMENT means the agreement so entitled dated 25 June 1993 between Hospah, Newmont (as successor to Santa Fe Pacific Gold Corporation) and County Sanitation District No. 2 of Los Angeles County (as successor to Hanson Natural Resources Corporation) as amended by an amendment dated 24 April 1995 and an amendment dated 24 August 1998;

          MINERAL  RIGHTS  means:

          (a) the mining claims and other mineral rights, including but not limited to those relating to the existing heaps and processing facilities at the date of this agreement and which are described in the Securities;

          (b) all entitlements of the Borrower or any Transaction Party under the provisions of the Mining Law to conduct mining activities on the Project Area;

          (c) any present or future interest from time to time held by or on behalf of the Borrower or any Transaction Party in any present or future right, lease, licence, claim, permit or other authority which confers or may confer a right to prospect or explore for or mine any metals or minerals in any part of the Project Area;

          (d) any present or future renewal, extension, modification, substitution, amalgamation or variation of any of the mineral rights described above (whether extending over the same or a greater or lesser area); and

          (e) any present or future application for or interest in any of the above, which confers or which, when granted, will confer the same or similar rights;

          MINING LAW means any law, whether deriving from statute (including, but not limited to, the relevant laws of the United States and the State of California) or otherwise, concerning the acquisition by any allowed means of interests in state and federal public lands or private lands for the purpose of conducting mining exploration, mine development, mining operations, reclamation and related operations on that land, together with the rights necessary to conduct those activities, including but not limited to laws relating to public land use, development, conservation of natural or cultural resources and resource allocation and includes any laws concerning permits, licences and authorisations required to be received before conducting any of those activities and includes any and all rules, regulations or ordinances promulgated pursuant to or in respect of these laws;

          NEWMONT means Newmont USA Limited dba Newmont Mining Corporation, a corporation incorporated under the laws of Delaware;

          OPERATING COSTS means all expenses (including, but not limited to, capital and recurrent expenditure of a routine nature and head office administration costs, but excluding all other capital expenditure) incurred and paid by the Borrower in the ordinary course of business in connection with the day to day activities of the Project but excluding any payments to third parties in respect of liabilities to them covered by third party insurance;

          OVERDUE RATE in relation to an unpaid amount on any date, means the rate which is the sum of 2.0% per annum and the Funding Rate for a Funding Portion equal to the unpaid amount and having a Funding Period of 90 days;

          PAYMENT CURRENCY means the currency in which any payment is actually made;

          PERFECTION CERTIFICATE means the perfection certificate of the Borrower, WGI and Calumet dated 5 November 2003;

          PERMITTED ENCUMBRANCES means the Encumbrances described in schedule 3;

          POTENTIAL DEFAULT means an event or condition which with notice or lapse of time or satisfaction of some other condition or any combination of the foregoing would become a Default;

          POWER means a right, power, authority, discretion or remedy conferred on a Finance Party by a Transaction Document, an applicable law or otherwise;

          PRINCIPAL OUTSTANDING at any time, means the sum of all outstanding Funding Portions drawn under the Facility at that time;

          PROCEEDS  ACCOUNT  means  the  account  described  in  clause 11.1(a);

          PRODUCT means the Borrower's present and future right, title and interest in and to all gold (including, without limitation, gold bearing material, dore bullion or metallic gold and refined gold) and other metals and minerals mined, extracted or derived from the Project Area;

          PROJECT  means  the Mesquite leach heap extraction project in Imperial
          County,  State  of  California  in  the  United  States  of  America;

          PROJECT  AREA  means  the  areas  the  subject  of the Mineral Rights;

          PROJECT  ACCOUNT  means  the  account  described  in  clause  11.1(b);

          PROJECT ASSETS means all the right, title and interest both present and future of the Borrower which is attributable to the Project and includes all the right, title and interest both present and future of the Borrower in, to, under or derived from:


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                                                                          page 9

          (a)  the  Mineral  Rights;

          (b)  the  Product;

          (c) the Project Area, including any title to or interest in the land included in the Project Area now or at a later time held by the Borrower;

          (d)  the  Sales  Contracts;

          (e) every contract for the use by any third party of any of the assets and property included in the Project;

          (f)  Authorisations  in  relation  to  the  Project;

          (g) any other contract, agreement, permit, lease, licence, consent, easement, right of way and other rights or interests in land, which relates to the construction, operation or maintenance of the Project, or to the mining, production, transportation, storage, treatment, processing or marketing of the Product;

          (h) all exploration and mining information, documents, maps, reports, records, studies and other written data, including all data stored on magnetic tapes, disks or diskettes or any other computer storage media, relating to geological, geochemical and geophysical work, feasibility studies and other operations conducted with respect to the Project Area;

          (i) all buildings, improvements, structures, systems, fixtures, plant, machinery, barges, tools and other personal property at any time used or intended for use in connection with or incidental to the exploration, mining, storage, transporting and processing of Product, and all associated facilities and infrastructure (including any treatment or processing plant);

          PROJECT BUDGET means the budget prepared by the Borrower which sets out the annual operating and financing budget and activities plan for the next financial year;

          PROJECT CASH FLOW in relation to a Calculation Period, means the Revenue for the Calculation Period less the aggregate of the following amounts actually paid by the Borrower during that Calculation Period (or, where not actually paid at the date of any calculation, projected or estimated by the Agent to be actually paid by the Borrower during that Calculation Period):

          (a)  Operating  Costs  in  accordance  with  the  current  Budget;

          (b) any capital expenditure in respect of the Project as may be approved by the Agent;

          (c) any fees or Taxes paid to the Government of the United States of America or the State of California or to a Governmental Agency in respect of the Project (whether currently payable or levied or imposed after the date of this agreement); and

          (d) any payments to Hospah in respect of the Hospah Net Operating Cash Flow Royalty Agreement;

          PROJECT DOCUMENTS will be on terms acceptable to the Agent and include the following:

          (a)  the  Reclamation  Costs  Policy;


--------------------------------------------------------------------------------

          (b)  the  Mineral  Lease  and  Landfill  Facilities  Lease  Agreement;

          (c)  the  Asset  Purchase  Agreement;

          (d)  the  Hospah  Net  Operating  Cash  Flow  Royalty  Agreement;

          (e)  the  Hospah  NSR  Agreement;

          (f)  the  Management  Agreement;

          (g) all instruments and indicia of title to the Mineral Rights and all other documentation under which the Borrower or any Transaction Party derives the right to explore or mine the Project Area;

          (h)  any  Sales  Contract;  and

          (i) any other document executed from time to time by any person in respect of the documents described in paragraphs (a) to (c) inclusive or which is collateral, supplementary or related to those documents;

          QUARTER  means  the  period  of  3  months preceding a Quarterly Date;

          QUARTERLY DATE means each of 31 January, 30 April, 31 July and 31 October in each year;

          RECLAMATION COSTS POLICY means the Reclamation Costs Policy as constituted by:

          (a) the Reclamation Costs Policy dated on or about 5 November 2003 made between AISLIC, the Lender and the Borrower; and

          (b)  the  Surety  Side  Agreement;

          RECLAMATION PLAN means the mine reclamation and cost closure plan dated February 2002 prepared by Newmont;

          RECLAMATION WORK has the meaning given to that term in the Reclamation Costs Policy;

          REFERENCE BANK means the principal London offices of Barclays Bank plc, JPMorgan Chase Bank and National Westminster Bank plc;

          REVENUE for any Calculation Period, means the aggregate of the following amounts actually received (or, where not received at any date of calculation, projected or estimated by the Agent as likely to be actually received) during that Calculation Period:

          (a)  Sales  Proceeds;

          (b)  interest  credited  to  any  Transaction  Account;

          (c) liquidated damages and other amounts received under any Project Document;

          (d)  moneys received under or in relation to any Hedging Contract; and

          (e) any other money received in connection with the Project (including, without limitation, proceeds of sales of assets and insurance proceeds) and for any purpose whatsoever, which money is not subject to any escrow or like conditions, but  excluding:


--------------------------------------------------------------------------------

               (1) the proceeds of a Funding Portion and any financial accommodation (other than a Hedging Contract) made available by the Lender;

               (2) the proceeds of any equity contribution or loan or other financial accommodation provided to the Borrower by a Guarantor or any other person; and

               (3) the proceeds of any insurance in respect of liabilities to third parties;

          SALES CONTRACTS means any contract, agreement or arrangement for the sale, transfer or other disposal, or any contract, agreement or arrangement for any agency for sale, exchange, transfer or other disposal, of Product;

          SALES PROCEEDS means moneys received from the sale of Product including, but not limited to, moneys received under any Sales Contract;

          SAME DAY FUNDS means a bank cheque or other immediately available funds;

          SECURED MONEY means all debts and monetary liabilities of the Borrower and each other Transaction Party to a Finance Party under or in relation to a Transaction Document in any capacity, irrespective of whether the debts or monetary liabilities:

          (a)  are  present  or  future;

          (b)  are  actual,  prospective,  contingent  or  otherwise;

          (c)  are  at  any  time  ascertained  or  unascertained;

          (d) are owed or incurred by or on account of the Borrower or another Transaction Party alone or severally or jointly with another person;

          (e) are owed to or incurred for the account of a Finance Party alone, or severally or jointly with another person;

          (f) are owed to another person as agent (whether disclosed or not) for or on behalf of a Finance Party;

          (g) are owed or incurred as principal, interest, fees, charges, taxes, duties or other imposts, damages (whether for breach of contract or tort or incurred on another ground), losses, costs or expenses, or on any other account;

          (h) are owed to or incurred for the account of a Finance Party directly or as a result of:

               (1) the assignment or transfer to a Finance Party of a debt or monetary liability of the Borrower (whether by way of assignment, transfer or otherwise) or another Transaction Party; or

               (2) another dealing with a debt or monetary liability of that kind;

          (i) are owed to or incurred for the account of a Finance Party before the date of this agreement, before the date of any assignment of this agreement to a Finance Party by another person or otherwise; or

          (j)  comprise  a  combination  of  the  above;

          SECURED PROPERTY means the property the subject of the Securities and each Collateral Security;


--------------------------------------------------------------------------------

          SECURITIES  means  the  securities  described  in  schedule  4;

          SHARES  means  fully  paid  common  shares  in  the  capital  of  WGI;

          SUBORDINATED  GROUP  means  the  WGI  Group;

          SUBORDINATED GROUP MEMBER means each member of the Subordinated Group;

          SUBSIDIARY of an entity, means another entity which is a subsidiary of the first within the meaning of any applicable law or is a subsidiary of or otherwise controlled by the first within the meaning of generally accepted accounting standards and principles as in effect from time to time in the United States of America;

          SURETY OBLIGATION means a guarantee, suretyship, letter of credit, letter of comfort or another obligation (whatever called and of whatever nature):

          (a) to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of;

          (b) to indemnify a person against the consequences of default in the payment of; or

          (c)  to  be  responsible  for,

          a debt or monetary liability of another person or the assumption of any responsibility or obligation in respect of the insolvency or the financial condition of another person;

          SURETY SIDE AGREEMENT means the agreement so entitled dated on or about 5 November 2003 between AHA, the Lender and the Borrower;

          TAX  means:

          (a) a tax, levy, charge, impost, duty, fee, deduction, compulsory loan or withholding; or

          (b)  income,  stamp  or  transaction  duty,  tax  or  charge,

          which is assessed, levied, imposed or collected by, or payable to, a Governmental Agency, except if imposed in respect of the overall net income of a Finance Party and includes, but is not limited to, interest, fines, penalties, charges, fees, value added tax or other amounts imposed on or in respect of any of the above;

          TRANSACTION  ACCOUNTS  means:

          (a)  the  Project  Account;  and

          (b)  the  Proceeds  Account;

          TRANSACTION  DOCUMENTS  means:

          (a)  this  agreement;

          (b)  the  Securities;

          (c)  the  Hedging  Contract;

          (d)  the  Management  Side  Agreement;

          (e)  the  Perfection  Certificate;

          (f)  the  Financing  Statements;  and


--------------------------------------------------------------------------------

          (g) each document which the Borrower and the Agent agree is a Transaction Document;

          TRANSACTION  PARTY  means:

          (a)  the  Borrower;

          (b)  each  Guarantor;

          (c) any other person the Borrower and the Agent agree is a Transaction Party;

          UNDRAWN COMMITMENT at any time, means the Commitment at that time less the Principal Outstanding at that time;

          UNITED STATES DOLLARS and US$ means the currency of the United States of America;

          US  SECURITIES  means:

          (a) Security Agreement dated as of 5 November 2003 between the Borrower, the Lender and the Agent;

          (b) Mortgage, Security Agreement, Assignment and Financing Statement dated as of 5 November 2003 between the Borrower, the Lender and the Agent;

          (c)  Pledge  Agreement  dated  as  of 5 November 2003 between WGI, the
               Lender  and  the  Agent;  and

          (d) Deposit Account Control Agreement dated as of 5 November 2003 between the Lender, the Agent, the Borrower and Baker Boyer National Bank.

          VALUE DATE means the date 2 Business Days before the first day of a Funding Period;

          WARRANTS means 780,000 warrants to purchase Shares to be issued to the Agent or the Agent's nominee in accordance with clause 15.2;

          WARRANT CERTIFICATE means the certificate in relation to the warrants substantially in the form set out in schedule 5;

          WGI means Western Goldfields, Inc., a company incorporated under the laws of Idaho;

          WGI  GROUP  means  each  of:

          (a)  the  Borrower;  and

          (b)  each  Guarantor;  and

          WORKING CAPITAL AMOUNT means the amount of US$500,000 to be deposited into the Project Account in accordance with clause 11.3.

     1.2  INTERPRETATION

          In  this  agreement,  unless  the  context  otherwise  requires:

          (a) clause headings do not affect the interpretation of this agreement and a reference to clauses, paragraphs, schedules and annexures is a reference to the clauses, paragraphs, schedules and annexures in this agreement;


--------------------------------------------------------------------------------

          (b) a reference to a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

          (c) a reference to any agreement, instrument or document includes a reference to the agreement, instrument or document as amended, varied, supplemented or replaced from time to time;

          (d) words indicating the singular include the plural and vice versa, expressions indicating natural persons include a company, corporation or other body corporate, partnership, joint venture, association and a Governmental Agency;

          (e) a reference to a party includes that party's executors, administrators, successors, substitutes and assigns, including a person taking by way of novation;

          (f) a reference to a month means a calendar month (whether or not beginning on the first day of any month);

          (g) a reference to an agreement other than this agreement includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

          (h) a reference to an asset includes all property of any nature, including, but not limited to, a business, and all rights, revenues and benefits;

          (i) a reference to a document includes any agreement in writing, or any certificate, notice, instrument or other document of any kind;

          (j) other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;

          (k) where the day on or by which a matter or thing is to be done is not a Business Day, that matter or thing must be done on or by the preceding Business Day; and

          (l) a reference to liquidation includes official management, appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding-up, dissolution, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or any similar procedure.

     1.3  ACCOUNTING  PRINCIPLES

          In  this  agreement,  unless  the  context  otherwise  requires:

          (a) all computations and determinations as to financial matters, and all financial statements to be delivered under this agreement, must be made or prepared in accordance with generally accepted accounting practices of the jurisdiction applicable to the Borrower and to each Guarantor respectively and principles for the time being consistently applied; and


--------------------------------------------------------------------------------

          (b) all accounting terms used in this agreement have the meanings respectively ascribed to those terms by those practices and principles for the time being.

     1.4  LIABILITY

          The obligations of the Borrower and each Guarantor under this agreement bind each of them jointly and severally.


--------------------------------------------------------------------------------

     2    COMMITMENT,  PURPOSE  AND  AVAILABILITY  OF  THE  FACILITY

     2.1  PROVISION  OF  COMMITMENT

          Subject to this agreement, the Lender will make the Commitment available to the Borrower during the Availability Period subject to the following terms and conditions:

          (a) the Borrower may at any time during the Availability Period give a Funding Notice in accordance with clause 4.1 to the Agent in respect of the Commitment; and

          (b) the Funding Notice given by the Borrower in respect of the Commitment must request all of the Commitment.

     2.2  PURPOSE

          (a) The Borrower must use the proceeds of all Funding Portions under the Facility to fund part of its acquisition of the Project, including to establish the Commutation Account under the Reclamation Costs Policy.

          (b) All Funding Portions drawn by the Borrower for the purposes referred to in clause 2.2(a) will be transmitted by the Agent in United States Dollars to an account at a financial institution nominated by the Borrower.

          (c) The Finance Parties have no responsibility in respect of the application of the proceeds of a Funding Portion.

     2.3  CANCELLATION  AT  END  OF  AVAILABILITY  PERIOD

          The Undrawn Commitment is cancelled at 5.00 pm (London time) on the last day of the Availability Period.


--------------------------------------------------------------------------------

     3    CONDITIONS  PRECEDENT

     3.1  FUNDING  PORTION

          The Lender is not obliged to provide the Commitment until the Agent has received all of the following in form and of substance satisfactory to the Agent:

          (a) ARTICLES OF INCORPORATION: a certified copy of the articles of incorporation or other constituent documents of the Borrower and each Guarantor;


--------------------------------------------------------------------------------

          (b) TRANSACTION DOCUMENTS: an original copy of each of the Transaction Documents, executed, and, where applicable, stamped and in registrable form together with all fully executed documents and other things necessary to carry out registration of them;

          (c) PROJECT DOCUMENTS: a certified copy of each of the Project Documents executed by all parties to them and, where applicable, stamped, each on terms acceptable to the Agent;

          (d) CORPORATE AUTHORISATION: a certified copy of a resolution of the directors or other Authorised Officers of the Borrower and each Guarantor approving the provision of the Facility and the transactions contemplated by the Transaction Documents, authorising execution by the Borrower and each Guarantor of the Transaction Documents to which each is a party, and authorising a person or persons (being Authorised Officers) to sign notices, certificates or other documents in connection with the Transaction Documents on behalf of the Borrower;

          (e) AUTHORISED SIGNATORIES: a certified copy of the signatures of all Authorised Officers of the Borrower who are authorised to sign notices, certificates or other documents in connection with the Transaction Documents on its behalf;

          (f) CERTIFICATE REGARDING MATERIAL ADVERSE EFFECT: a certificate stating that since the end of the accounting period for the accounts referred to in clause 3.1(p), no event has occurred (and is continuing) which has, or may have, a Material Adverse Effect;

          (g) MINERAL RIGHTS: evidence that following completion under the Asset Purchase Agreement:

               (1) the Borrower will have good title to the Mineral Rights necessary for the operation of the Project and the Mineral Rights held by the Borrower will be valid and in good standing; and

               (2) the Mineral Rights held by the Borrower give the Borrower all material rights required to enable the Borrower to operate the Project as contemplated by the Project Budget;

          (h)  INSURANCE:  evidence  of  compliance  with  clauses  10.3(i);

          (i)  CASHFLOW  MODEL:  the  Cashflow  Model;

          (j)  BUDGETS:  the  Project  Budget  and  the  Corporate  Budget;

          (k)  FINANCING  PLAN:  the  Financing  Plan;

          (l) EQUITY FUNDING AMOUNT: evidence that the Equity Funding Amount has been expended, or will be expended at the time of completion under the Asset Purchase Agreement, in accordance with the Financing Plan on the acquisition costs relating to the Project;

          (m) HEDGING PROGRAM: evidence that the Borrower and the Agent have agreed the terms of a gold hedging program between the Borrower and the Lender, and have entered into any Hedging Contracts required by that program;


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                                                                         page 17

          (n) PROJECT MANAGEMENT: evidence that the Borrower has entered into the Management Agreement on terms which are satisfactory to the Agent;

          (o) DUE DILIGENCE: reports in respect of the technical and legal due diligence in respect of the Project to the satisfaction of the Agent;

          (p)  ACCOUNTS:  a  certified  copy  of  each  of  the  following:

               (1)  WGI's  audited  balance  sheet  as  at  31  December  2002;

               (2) WGI's audited profit and loss statement for the period ended 31 December 2002; and

               (3) the Borrower's and WGI's management accounts as at 30 September 2003;

          (q) SEARCHES AND ENQUIRIES: results of searches, enquiries and requisitions concerning:

               (1) the Borrower and each Guarantor and their capacity to enter into and perform their obligations under the Transaction Documents to which each is a party;

               (2)  the  assets  of  the  Borrower  and  each  Guarantor;

          (r) TITLE OPINION: title opinion of Carver & Kirchhoff in relation to the mineral rights titles for existing heaps and processing facilities located on the Project Area;

          (s)  LEGAL  OPINIONS:

               (1) legal opinion of Jenkens & Gilchrist LLP as special counsel for the Borrower; and

               (2) legal opinion of Rodney Knutson as counsel for the Transaction Parties;

          (t) ESTOPPEL CERTIFICATE: a certified copy of an Estoppel Certificate of Newmont in relation to the Mineral Lease and Landfill Facilities Lease Agreement;

          and

          (u) AUTHORISATIONS: evidence that all Authorisations necessary for the Project and the transactions contemplated by the Documents have been obtained, including any necessary approval of the Securities by the relevant Governmental Agencies;

          (v) FEES: evidence that all fees have been paid, including fees for legal counsel;

          (w)  ARRANGEMENT  FEE:  the  arrangement fee described in clause 15.1;

          (x)  WARRANTS: the warrants described in clause 15.2 have been issued;

          (y) ACCOUNTS: evidence that the Project Account and the Proceeds Account have been established;

          (z) ENVIRONMENTAL BONDS: evidence that the Borrower has lodged environmental bonds at any relevant Governmental Agency in relation to


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                                                                         page 18
               the Project in accordance with the requirements of any applicable law relating to the Project and the Project Area;

          (aa) OTHER APPROVALS: evidence that all other approvals necessary for the transactions contemplated by the Transaction Documents have been obtained;

          (bb) WORKING CAPITAL AMOUNT: evidence that the Working Capital Amount has been paid into the Project Account; and

          (cc) OTHER MATTERS: any other certificates, Authorisations, documents, matters or things which the Agent, in its discretion, requires.

     3.2  ALL  FUNDING  PORTIONS

          The Lender is not obliged to provide any Funding Portion until the following conditions are fulfilled to the complete satisfaction of the
          Agent:

          (a) FUNDING NOTICE: the Borrower has delivered a Funding Notice to the Agent in respect of the Funding Portion in accordance with clause 4;

          (b) FUNDING DATE: the Funding Date for the Funding Portion is a Business Day within the Availability Period;

          (c) COMMITMENT: the Commitment is not, and will not be, exceeded if that Funding Portion is provided;

          (d) NO DEFAULT: no Default or Potential Default has occurred and is continuing and no Default or Potential Default will arise if the proposed Funding Portion is provided; and

          (e) NO MATERIAL ADVERSE EFFECT: since the end of the accounting period for the accounts referred to in clause 3.1(p), no event has occurred which has, or may have, a Material Adverse Effect in the opinion of the Agent.

     3.3  CERTIFIED  COPIES

          Where a certified copy of a document is to be given to the Agent under clause 3.1 or clause 3.2, an Authorised Officer of the relevant
          Transaction Party must certify the copy to be a true, complete and up-to-date copy of the original document as at a date acceptable to the Agent.

     3.4  WAIVER  OF  CONDITIONS  PRECEDENT

          A requirement in this clause 3 is for the benefit only of the Finance Parties and may only be waived by the Agent on the instructions of the Lender.


--------------------------------------------------------------------------------

4    FUNDING  PROCEDURES

     4.1  DELIVERY  OF  FUNDING  NOTICE

          (a) If the Borrower requires a Funding Portion, it must deliver to the Agent a duly completed Funding Notice which must be signed by an Authorised Officer of the Borrower and received by the Agent not later than 12.00


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                                                                         page 19
               noon (London time) 3 Business Days (or any lesser period which the Agent may agree) before the proposed Funding Date.

          (b) Promptly after receipt of a Funding Notice, the Agent will notify the Lender of its contents.

          (c) If a Funding Notice is received by the Agent after 4.00 pm (London time) on any Business Day the Agent is not obliged to notify the Lender under clause 4.1(b) until the next Business Day.

          (d)  A  Funding  Notice  is  irrevocable.

     4.2  DELIVERY  BY  FACSIMILE

          (a) A Funding Notice may be delivered to the Agent by facsimile, in which case the Borrower will deliver the original of that Funding Notice to the Agent by posting it within 1 Business Day of the date of the facsimile transmission.

          (b)  The  Borrower  acknowledges  that  the  Agent  is  not:

               (1) bound to enquire whether the facsimile transmission has been inaccurately transmitted or received, or, if on its face the facsimile transmission appears to have been signed by an Authorised Officer of the Borrower or any other person authorised by the Borrower in writing to sign notices on its behalf, whether the facsimile transmission has been sent by an unauthorised person; or

               (2) liable for loss or expense that may result from falsity, inaccuracy, insufficiency, illegality or forgery of a Funding Notice sent by facsimile where on its face the facsimile transmission appears to have been signed by an Authorised Officer of the Borrower or any other person authorised by the Borrower in writing to sign notices on its behalf.

     4.3  PROVISION  OF  FUNDING  PORTIONS

          (a) If the Borrower gives a Funding Notice for a Funding Portion in accordance with this agreement, the Lender must, subject to the provisions of the Transaction Documents, give the Agent the Funding Portion in Same Day Funds in United States Dollars not later than 12 noon (London time) on the specified Funding Date and in accordance with that Funding Notice.

          (b) On receipt of the funds paid to it by the Lender under clause 4.3(a), the Agent will pay those funds in Same Day Funds in United States Dollars to the Borrower or as directed by the Borrower in the relevant Funding Notice.

     4.4  SELECTION  OF  FUNDING  PERIODS

          (a) Subject to the subsequent provisions of this clause, a Funding Period must be of 90 or 180 days or any other period that the Agent agrees with the Borrower.


--------------------------------------------------------------------------------

          (b) The initial Funding Period for a Funding Portion is the period specified in the Funding Notice. Each subsequent Funding Period is a period notified by the Borrower to the Agent at least 3 Business Days before the last day of the current Funding Period. If the Borrower does not give notice the subsequent Funding Period is to be of the same duration as the Funding Period which immediately precedes it.

          (c) If a Funding Period ends on a day which is not a Business Day, it is regarded as ending on the next Business Day in the same month or, if none, the preceding Business Day.

          (d) A Funding Period for a Funding Portion commences either on the first Funding Date for that Funding Portion or on the last day of the immediately preceding Funding Period for that Funding Portion.

          (e) Each Funding Period prior to the end of the Availability Period which commences prior to a Quarterly Date and would otherwise end after that Quarterly Date, ends on that Quarterly Date.

          (f) No Funding Period for a Funding Portion may end after the Final Repayment Date.

          (g) If the Borrower fails to select a Funding Period, the Funding Period will be a period selected by the Agent.

          (h) If the Borrower selects a Funding Period in a manner which does not comply with this clause 4.4, the Agent may select the Funding Period.


--------------------------------------------------------------------------------

5    BASE  INTEREST

     5.1  PAYMENT  OF  BASE  INTEREST

          (a) The Borrower must pay interest on the principal amount of each Funding Portion at the Funding Rate for each Funding Period.

          (b) The Borrower must pay accrued interest with respect to a Funding Portion to the Agent for the account of the Lender in arrears on each Quarterly Date and on the Final Repayment Date with the first payment to be made on 31 January 2004.

     5.2  GENERAL  PROVISIONS  IN  RELATION  TO  INTEREST

          Interest is calculated on daily balances on the basis of a 360 day year and for the actual number of days elapsed from and including the first day of each Funding Period to, but excluding, the last day of the Funding Period.


--------------------------------------------------------------------------------

6    VARIABLE  INTEREST

     6.1  DEFINITIONS

          In  this  clause:


--------------------------------------------------------------------------------

          (a) IRR means the Lender's internal rate of return with respect to the Facility calculated by the Agent in accordance with clause 6.3; and

          (b) VARIABLE INTEREST RATE REDUCTION DATE means the last date of the Quarter in relation to which the Agent first determines under clause 6.3 that the IRR has equalled or exceeded 20%.

     6.2  PAYMENT  OF  VARIABLE  INTEREST

          (a) The Borrower must pay variable interest calculated at the rate provided in clause 6.2(b) on the Adjusted Excess Cash Flow for each Quarter.

          (b)  The  Borrower  must  pay  variable  interest:

               (1) at the rate of 20% to and including the Variable Interest Rate Reduction Date; and then

               (2) at the reduced rate of 10% from the Variable Interest Rate Reduction Date until economic exhaustion of gold production from the ore currently located on the heap leach facilities on the Project Area.

          (c) Variable interest for a Quarter is to be paid at the same time as the delivery of the accounts and reports under clause 6.3 in relation to that Quarter, with the first payment to be paid at the time of the delivery of that information at the end of the Quarter ended 31 January 2004.

          (d) The obligation to pay variable interest continues after the Principal Outstanding has been repaid in full.

     6.3  DELIVERY  OF  INFORMATION

          (a) No later than 21 days after the end of each Quarter the Borrower must provide the Agent with:

               (1) its calculation of the variable interest payment for that Quarter;

               (2) details of the manner in which the Borrower has calculated that amount; and

               (3) all documentation and information required by the Agent to enable the Agent to calculate and verify that amount.

          (b) To the extent that the reports provided by the Borrower under clauses 10.5(c), 10.5(f) and 10.5(g) provide the Agent with the information required by clause 6.3(a)(3), then the provision of that information will be adequate compliance with this clause 6.3.

     6.4  DETERMINATION  OF  IRR

          (a) After each Quarterly Date, the Agent will determine the IRR as at the relevant Quarterly Date with respect to the sum of US$6,000,000 made available under the Facility. The Agent will determine the IRR in accordance with the Agent's usual practices for the calculation of an internal rate of return and having regard to:

               (1) repayment and prepayment of the Principal Outstanding under clauses 7.1 and 7.4;


--------------------------------------------------------------------------------

               (2)  interest paid on the Principal Outstanding under clause 5.1;

               (3)  mandatory  prepayments  paid  under  clause  7.2;  and

               (4)  variable  interest  payments  made  under  clause  6.2,

               which have been paid with respect to the Facility on or before that Quarterly Date.

          (b) For the avoidance of doubt when calculating the IRR, no regard will be had to:

               (1) fees received by the Agent or the Lender, including without limitation, the arrangement fee in clause 15.1;

               (2) the Warrants issued under clause 15.2 and any amount received by the Agent or the Lender in connection with the Warrants;

               (3) any indemnity payments received by the Agent or the Lender under any of the Transaction Documents; and

               (4) any costs, expenses, reimbursible amounts or other amounts received by the Agent or the Lender.

          (c)  The  Agent  will  notify  the  Borrower:

               (1) after each Quarterly Date, the IRR as at that Quarterly Date; and

               (2)  when  the  Variable  Interest  Rate  Reduction  Date occurs.


--------------------------------------------------------------------------------

7    REPAYMENT  AND  PREPAYMENT

     7.1  REPAYMENT

          (a) The Borrower must repay to the Agent on account of the Lender the Principal Outstanding in accordance with this clause 7.1.

          (b) On each Quarterly Date during the period commencing on 31 January 2004 and ending on the Final Repayment Date, the Borrower must pay to the Agent the Base Repayment Amount in reduction of the Principal Outstanding.

          (c) All money in the Proceeds Account as at a Quarterly Date which is available for payment of the Principal Outstanding as contemplated under clause 11.4(a)(6) must be used to pay the Base Repayment Amount.

          (d) If the money in the Proceeds Account is insufficient to pay the Base Repayment Amount, then the Borrower must pay the shortfall from the Project Account.

          (e) If there are insufficient funds in the Project Account to pay the shortfall, then any part of the Base Repayment Amount which remains unpaid must be paid on the next Quarterly Date.

          (f) If the Borrower defers payment of part of a Base Repayment Amount to the next Quarterly Date under clause 7.1(e), then the Borrower must on that next Quarterly Date pay to the Agent under clauses 7.1(b), 7.1(c) and 7.1(d) in reduction of the Principal Outstanding an amount not less than


--------------------------------------------------------------------------------
               the Base Repayment Amount. For the avoidance of doubt, if the Borrower fails to pay not less than the Base Repayment Amount from funds available in the Proceeds Account and the Project Account on two consecutive Quarterly Dates, then that will be a Default under this agreement.

     7.2  MANDATORY  PREPAYMENT

          (a) The Borrower must pay 50% of Excess Cash Flow for each Quarter as a prepayment of the Principal Outstanding.

          (b) The prepayment is to be paid at the same time as the delivery of the accounts and reports under clauses 10.5(c), 10.5(f) and 10.5(g) in relation to that Quarter, with the first payment to be paid at the time of the delivery of those accounts at the end of the Quarter ended 31 January 2004.

          (c) All mandatory prepayments must be applied in or towards the Principal Outstanding in inverse order of maturity.

     7.3  REPAYMENT  OF  OTHER  SECURED  MONEY

          (a) The Borrower must repay the balance of the Secured Money in full to the Agent for the account of the Finance Party entitled to it on the dates provided in the Transaction Documents, or if no date is specified then on demand.

          (b) All unpaid Secured Money must in all events be paid before the Final Repayment Date or on any other date on which the Principal Outstanding is or is required to be repaid in full.

     7.4  PREPAYMENT

          (a) The Borrower may prepay all or part of the Principal Outstanding on any Quarterly Date during the period commencing on 31 January 2004 and ending on the Final Repayment Date by giving the Agent at least 5 Business Days' prior written notice, but a partial prepayment may only be made in an amount which is not less than US$200,000 and is an integral multiple of US$100,000.

          (b)  A  notice  given  under  clause  7.4(a)  is  irrevocable.

          (c) On the prepayment date specified in the notice given under clause 7.4(a) the Borrower must prepay the full amount of the Principal Outstanding specified in the notice and all unpaid interest and fees accrued to the prepayment date in respect of the prepaid amount.

          (d) The amount of Principal Outstanding prepaid under this clause may not be redrawn.

          (e) If the Agent elects to cancel all or part of the Principal Outstanding as contemplated by clause 1.1 of the Warrant, the amount of the Principal Outstanding which is cancelled will be taken to be a prepayment under this agreement.

          (f) All prepayments must be in applied in or towards the Principal Outstanding in inverse order of maturity.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8    PAYMENTS

     8.1  MANNER  OF  PAYMENT

          All payments by the Borrower to the Agent under the Transaction Documents must be made:

          (a) in Same Day Funds in United States Dollars to the account specified by the Agent or in any other manner the Agent directs from time to time; and

          (b) not later than 11.00 am at the local time of the place where the account specified by the Agent is located, on the due date.

     8.2  PAYMENTS  TO  BE  MADE  WITHOUT  SET-OFF  OR  DEDUCTION

          All payments which a Transaction Party is required to make under a Transaction Document must be:

          (a)  without  set-off,  counterclaim  or  condition;  and

          (b) without deduction or withholding for present or future Tax unless the Transaction Party is compelled by law to deduct or withhold the Tax, in which event the Transaction Party will pay to the Agent additional amounts necessary to enable the Agent to receive, after deduction and withholding for the Tax, a net amount equal to the full amount which would otherwise have been payable had no deduction or withholding been required to be made.

     8.3  AMOUNTS  PAYABLE  ON  DEMAND

          If an amount payable by a Transaction Party under a Transaction Document is not expressed to be payable on a specified date, that amount is payable on demand by the Agent.


--------------------------------------------------------------------------------

9    REPRESENTATIONS  AND  WARRANTIES

     9.1  REPRESENTATIONS  AND  WARRANTIES

          The Borrower and each Guarantor represents and warrants to and for the benefit of each Finance Party that:

          (a) INCORPORATION: it is duly incorporated, registered and validly existing under the laws of the State of Nevada (in the case of the Borrower) and the State of Idaho (in the case of the Guarantors) and it has done everything necessary to keep its corporate existence in good standing;

          (b) CORPORATE POWER: it has the corporate power to own its assets and to carry on its business as it is now being conducted;

          (c) CORPORATE AUTHORISATIONS: it has full power and authority to enter into the Documents to which it is a party and to perform its obligations under them;


--------------------------------------------------------------------------------

          (d) CORPORATE AUTHORISATIONS: it has taken all necessary action to authorise the execution, delivery and performance of the Documents to which it is a party in accordance with their terms;

          (e) BINDING OBLIGATIONS: the Documents to which it is a party constitute its legal, valid and binding obligations and, subject to any necessary stamping and registration, are enforceable in accordance with their terms;

          (f) TRANSACTIONS PERMITTED: the execution, delivery and performance by it of the Documents to which it is a party do not and will not violate, breach, or result in a contravention of:

               (1) any law, regulation, authorisation, ruling, consent, judgment, order or decree of a Governmental Agency;

               (2) its articles of incorporation as amended, its by-laws as amended or any other constituent documents; or

               (3) an Encumbrance or document which is binding on it or on its assets;

          (g) AUTHORISATIONS: any Authorisations required in connection with the execution and performance by it and the validity and the enforceability against it of each of the Documents to which it is a party, and its performance of the transactions contemplated by those Documents, have been obtained and are in full force and effect and there has been no default by it in the performance of any of the terms and conditions of those Authorisations;

          (h)  NO  DEFAULT  OR  BREACH:

               (1) it is not in breach in a material respect under an agreement or document binding on it;

               (2) it is not in default in the payment of a material sum, or in the compliance with a material obligation in respect of Financial Indebtedness or a Surety Obligation;

          (i) NO LITIGATION: no litigation, arbitration, dispute or administrative proceeding has been commenced, is pending or to its knowledge is threatened, which if adversely determined would, or may have, a Material Adverse Effect;

          (j)  ACCOUNTS:  its  most  recent  accounts  delivered  to  the Agent:

               (1) were prepared in accordance with the applicable accounting standards; and

               (2) contain all information necessary to give a true and fair view of its financial condition and state of affairs at the date to which the accounts relate and the results of its operations for the accounting period to which the accounts relate;

          (k) NO CHANGE IN AFFAIRS: there has been no change in its state of affairs since the end of the accounting period to which the accounts referred to in clause 9.1(j) relate which has, or may have, a Material Adverse Effect;


--------------------------------------------------------------------------------

          (l) NO DEFAULT: no event has occurred which constitutes a Default or a Potential Default;

          (m)  DISCLOSURE:

               (1) all information provided to a Finance Party by or on behalf of it in respect of the Documents, the transactions contemplated by them, the Transaction Parties and the assets, business and affairs of the Transaction Parties, is true and correct as at the time it is given in all material respects and is not, whether by omission of information or otherwise, misleading in a material respect;

               (2) it has fully disclosed in writing to the Finance Parties all facts relating to it, the Documents, the transactions contemplated by them, the Transaction Parties, the assets, business and affairs of the Transaction Parties and any thing in connection with them which are material to the assessment of the nature and amount of the risk undertaken by the Finance Parties in entering into the Transaction Documents, the transactions contemplated by them, the Transaction Parties and the assets and business affairs of the Transaction Parties;

          (n) LAWS: it has complied in all material respects with all laws, statutes and regulations which are applicable to it and the business carried on by it;

          (o) NO ENCUMBRANCE: there is no Encumbrance over the Secured Property other than an Encumbrance created by a Transaction Document or a Permitted Encumbrance;

          (p) NO IMMUNITY: it does not, nor do its assets, enjoy immunity from suit or execution;

          (q)  NOT  A  TRUSTEE:  it  is  not a trustee of a trust or settlement;

          (r) SOLVENCY: it is solvent and is able to pay its debts as and when they become due;

          (s) COMMERCIAL BENEFIT: the entry into, and performance by it of its obligations under, the Transaction Documents to which it is a party is for its commercial benefit and is in its commercial interests;

          (t) ASSETS: it is the sole beneficial owner of all assets included in the accounts referred to in clause 9.1(j) free of all Encumbrances other than the Permitted Encumbrances;

          (u) TAXES: it has complied with all tax laws in all applicable jurisdictions and it has paid all Taxes due and payable by it, and no claims are being asserted against it in respect of any Taxes;

          (v) SHARES: the entire share capital of the Borrower consists of one class of shares, denominated common stock, and WGI is the legal owner of all issued and outstanding shares, free and clear of all Encumbrances;

          (w) MINERAL RIGHTS: at and from the time of the provision of the Commitment under this agreement:


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               (1)  the  Mineral  Rights  are  legal,  valid and continuing, and confer on the Borrower all material rights required to enable it to operate the Project in accordance with the Project Budget; and

               (2) the Borrower has in all material respects satisfied all of its obligations under the Mineral Rights to the extent required to preserve the Mineral Rights to date;

          (x) PROJECT AUTHORISATIONS: the Borrower has obtained all material Authorisations which are necessary for the operation of the Project;

          (y) PROJECT OPERATION: there has been no change in the conduct or operation of the Project which has, or may have, a Material Adverse Effect;

          (z) PROJECT DOCUMENTS: no event has occurred or condition exists which would permit the cancellation, termination, forfeiture or suspension of a Project Document nor is any party to a Project Document in default under any term of a Project Document;

          (aa) ENVIRONMENTAL LIABILITIES: there are no Environmental Liabilities affecting the Project or the Project Area which might reasonably be expected to have a Material Adverse Effect and there are no factors affecting the Project or the Project Area which are likely to give rise to any Environmental Liability;

          (bb) ENVIRONMENTAL APPROVALS: the operation of the Project complies with all applicable Environmental Laws and Environmental Approvals; and

          (cc) LAND CLAIMS: no caveats, land claims or other claims have been made in respect of the Project or the Project Area.

     9.2  SURVIVAL  AND  REPETITION  OF  REPRESENTATIONS  AND  WARRANTIES

          The representations and warranties in, or given under, this agreement:

          (a)  survive  the  execution  of  each  Transaction  Document;  and

          (b) are repeated on each Quarterly Date, on the date a Funding Notice is given and on each Funding Date with reference to the facts and circumstances applicable from time to time.

     9.3  RELIANCE  BY  THE  FINANCE  PARTIES

          The Borrower and each Guarantor acknowledge that each Finance Party has entered into each Transaction Document to which it is a party in reliance on the representations and warranties given under this agreement, including, but not limited to, clause 9.1.


--------------------------------------------------------------------------------

10   COVENANTS

     10.1 TERMS  OF  COVENANTS

          The Borrower and each Guarantor must, while any of the Secured Money remains outstanding or any Commitment is available, at all times comply with, or cause to be complied with, the undertakings in this clause 10.


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
     10.2 GENERAL  COVENANTS

          (a) NOTICES TO THE AGENT: The Borrower and each Guarantor must promptly notify the Agent as soon as it becomes aware of any of the following:

               (1) a Default or a Potential Default occurring, details of that Default or Potential Default (as required by the Agent) and any action being taken to remedy that Default or Potential Default;

               (2) any representation, warranty, action or statement made, or taken to be made, by it is or becomes false, misleading or incorrect;

               (3) any litigation, arbitration or administrative proceeding in respect of it or its assets being commenced or threatened;

               (4) any Surety Obligations enforceable against a Transaction Party; and

               (5) a change in the persons authorised by it to sign notices, certificates or other documents in connection with the Facility, giving specimen signatures of any new authorised person, and giving satisfactory evidence, where requested by the Agent, of the authority of that person.

          (b) PROPER ACCOUNTS: The Borrower and each Guarantor must keep proper books of account which give a true and fair view of its financial condition and its state of affairs, and ensure that the accounts provided by it under clause 10.5 are prepared in accordance with the requirements of the applicable accounting standards and practices for financial statements for a financial year.

          (c) CORPORATE EXISTENCE: The Borrower and each Guarantor must ensure that it does all things necessary to maintain its corporate existence in good standing and not transfer its jurisdiction of incorporation or enter into any merger, amalgamation, consolidation or reconstruction without the prior consent of the Agent.

          (d) REGISTRATION: Neither the Borrower nor a Guarantor may transfer its place of registration without the prior written consent of the Agent.

          (e) CONDUCT OF BUSINESS: The Borrower and each Guarantor must carry on and conduct its business in a proper and efficient manner in accordance with all applicable laws.

          (f) COMPLIANCE WITH LAWS: The Borrower and each Guarantor must duly and punctually comply with all laws, statutes and regulations which are applicable to it and the business carried on by it.

          (g) PAY TAXES AND OUTGOINGS: The Borrower and each Guarantor must pay when due all Taxes and outgoings payable by it and at the request of the Agent, deliver to the Agent copies of all receipts or documents evidencing payment.

          (h) MAINTAIN AUTHORISATIONS: The Borrower and each Guarantor must obtain, renew prior to expiry and maintain in full force and effect all Authorisations, approvals and consents necessary for:

               (1)  the  carrying  on  of its business and operations generally;


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                                                                         page 29

               (2) the entry into, and performance of its obligations under, the Transaction Documents.

          (i) PAY DEBTS: The Borrower and each Guarantor must pay or cause to be paid its financial obligations, including, without limitation, all rates, rents and other outgoings payable by it as and when they respectively become due and payable.

          (j) PERFECTION OF SECURITIES: The Borrower and each Guarantor must create, perfect and maintain in force the Securities to which it is a party and it must do all things necessary to ensure that the Securities to which it is a party are effective and enforceable in the jurisdiction in which they are registered, or are to be registered.

          (k) COMPLIANCE WITH TRANSACTION DOCUMENTS: The Borrower and each Guarantor must duly and punctually comply with each of its obligations under or in respect of the Transaction Documents to which it is a party;

          (l) CORPORATE BUDGET: The Borrower and each Guarantor must ensure that its businesses are operated in accordance with the Corporate Budget approved by the Agent from time to time.

          (m) ARM'S LENGTH TRANSACTIONS: The Borrower and each Guarantor must ensure that all transactions and arrangements of any kind continuing in effect, or entered into between them or between them and any other person are conducted on terms which are no less favourable than they would have been if conducted on arm's length terms in the ordinary course of business.

          (n) NO PARTNERSHIP OR JOINT VENTURE: Neither the Borrower nor any Guarantor may enter into any profit sharing arrangement in relation to its property or any partnership or joint venture with any other person, other than Newmont or a Subsidiary of Newmont under the Hospah Net Operating Cash Flow Royalty Agreement or the Hospah NSR Agreement, without the prior written consent of the Agent.

          (o)  NO  DISPOSAL  OF  SHARES:

               (1)  WGI  must  not Dispose of any of its shares in the Borrower.

               (2) The Borrower must not issue any shares of any class to any person other than WGI and the Borrower must give to the Agent, before it issues any shares to WGI, a written notice containing details of the number and type of shares it proposes to issue.

          (p) NO CHANGE TO NATURE OF BUSINESS: The Borrower and each Guarantor must not change the nature of its business or operations, and it must not conduct any business activities other than business activities which are described in the Budget as approved by the Agent from time to time.

          (q) NO NEW SUBSIDIARIES: Neither the Borrower nor a Guarantor may incorporate any new Subsidiary without the prior written consent of the Agent, which consent will not be unreasonably withheld.

          (r) LAWS: The Borrower and each Guarantor must duly and punctually comply with all laws, statutes and regulations which are applicable to it and the businesses carried on by it.


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                                                                         page 30

          (s)  WARRANTS:

               (1) WGI must use its best efforts to file a registration statement on Form S-1, Form SB-2 or other available form in relation to all securities which are issuable on exercise of the Warrant (REGISTRATION STATEMENT) within 60 days from the date the Lender has provided the Commitment.

               (2) WGI must use its best efforts to cause the Registration Statement to become effective within 6 months from the date on which it was filed.

               (3) A registration statement filed by WGI may deal solely with the securities which are issuable on exercise of the Warrant or may include those securities in any other registration statement relating to the registration of other securities of WGI.

               (4) WGI must register any securities under any applicable securities or "blue sky" laws of each State of the United States which the Agent reasonably requests.

     10.3 PROJECT  COVENANTS

          (a) NOTICES TO THE AGENT: The Borrower and each Guarantor must notify the Agent as soon as possible after it becomes aware of:

               (1) any pending or threatened dispute in relation to the Project or any Project Documents, including particulars of the dispute and the action (if any) proposed to be taken in respect of it;

               (2) any material notices given or received by the Borrower or a Guarantor under any Project Documents;

               (3)  a  Force  Majeure  Event  affecting  the  Project;

               (4) a decision to accelerate materially or expand the level of production from the Project;

               (5) a proposed material change in processing methods in respect of the operation of the Project;

               (6)  a  proposed material change in the operation of the Project;

               (7) a change in the proposed arrangements, terms or conditions for the sale of Product;

               (8) any dispute or default by any party under or in respect of any Project Document; and

               (9) any matter which it may be anticipated may, or will have, a Material Adverse Effect.

          (b) AUTHORISATIONS: The Borrower and each Guarantor must obtain, maintain and observe all necessary Authorisations, approvals and consents necessary for:

               (1) it to enter into, and perform its obligations under, the Documents;

               (2) the construction, development and operation of the Project (including, but not limited to, Environmental Approvals); and


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                                                                         page 31

               (3)  the  sale  of  Product.

          (c) DISPOSAL OF PROJECT ASSETS: The Borrower must not Dispose of any of its interests in the Project Assets, other than:

               (1)  Product;

               (2)  plant  or  equipment  which  is  worn  out  or  obsolete; or

               (3)  with  the  prior  written  consent  of  the  Agent.

          (d) COMPLIANCE WITH PROJECT DOCUMENTS: The Borrower and each Guarantor must ensure at all times that:

               (1) it duly and punctually complies with each of its obligations under or in respect of the Project Documents to which it is a party; and

               (2) it must not waive any of its rights under, agree to any variation or termination of, terminate or take any action which affects the ability of a Finance Party to enforce, a Project Document, without the Agent's prior written consent.

          (e)  INSPECTION  OF  PROJECT:

               (1) The Borrower and each Guarantor must permit, and the Borrower must procure that the manager under the Management Agreement permits, representatives of the Agent to:

                    (A) visit the Project site and any of the premises where the business of the Borrower is conducted;

                    (B) inspect all facilities, plant and equipment comprised in the Project and the Project Assets;

                    (C) have access to the Borrower's books of account and records; and

                    (D) have access to those employees, agents and contractors of the Borrower who have or may have knowledge of matters with respect to which the Agent seeks information.

               (2) The Borrower must provide the access described in clause 10.3(e)(1) on request from the Agent. That request will be made with reasonable prior notice to the Borrower except if a Default or Potential Default has occurred and is continuing or if special circumstances (in the opinion of the Agent) require that access.

               (3) The Agent must pay all costs and expenses in respect of the Borrower providing the access described in clause 10.3(e)(1) if the access is requested by the Agent or is otherwise provided by the Borrower to the Agent in the Agent's discretion.

               (4) The Borrower must pay all costs and expenses in respect of the Borrower providing the access described in clause 10.3(e)(1) if the access is requested by the Borrower or any Governmental Agency or is otherwise provided by the Borrower to the Agent in the Borrower's discretion.

          (f)  ENVIRONMENTAL  MATTERS:  The  Borrower  and  each Guarantor must:


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                                                                         page 32

               (1) comply with all Environmental Laws with respect to the Project;

               (2) obtain and comply with all Environmental Approvals required in connection with the operation of the Project;

               (3) comply with international mining industry best practice standards in relation to the environment, public health and workers safety; and

               (4) immediately notify the Agent of all claims, complaints or notices concerning its compliance with Environmental Laws, Environmental Approvals and the standards described in clause 10.3(f)(3);

          (g) OPERATION OF PROJECT: The Borrower and each Guarantor must ensure that:

               (1) the Project is diligently equipped, operated and maintained in accordance with the Project Budget and all applicable laws, Authorisations and Good Industry Practice; and

               (2) all its material assets are maintained in good and efficient operating condition.

          (h) MINERAL RIGHTS: The Borrower and each Guarantor must take, or procure to be taken, all action necessary to ensure that all conditions and requirements relating to the Mineral Rights are observed or performed in all material respects and that the Mineral Rights remain valid and are in full force and effect.

          (i)  INSURANCE:  The  Borrower  and  each  Guarantor  must:

               (1) insure all its assets of an insurable nature (including, but not limited to, the Project Assets) and keep them insured with a reputable, responsible and solvent insurer on terms, against risks in accordance with Good Industry Practice or any higher standard which the Agent may request;

               (2) take out and maintain construction, accident, consequential loss, force majeure, business interruption and public liability insurances with respect to its assets with a reputable, responsible and solvent insurer in accordance with Good Industry Practice or any higher standard which the Agent may request;

               (3) not do anything or omit anything or permit anything to be done which may adversely affect the Reclamation Costs Policy or any other environmental risk insurance policy;

               (4) ensure that each insurance policy has noted on it the name of each Finance Party as an interested party;

               (5) duly and punctually pay all premiums, commissions, stamp duties, charges and other expenses necessary for keeping in force each insurance policy;

               (6) on request deliver to the Agent certificates of currency in respect of insurances and all other details as to the insurances the Agent requires;


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                                                                         page 33

               (7) not do or omit anything or permit anything to be done which may adversely affect an insurance policy;

               (8) do all things necessary and provide all documents, evidence and information necessary to enable the Agent to collect or recover money due or to become due under an insurance policy relating to the Secured Property, and, if a Transaction Party fails to keep in force an insurance policy with respect to its assets or if an insurance policy for any reason becomes void or voidable, the Agent may (but is not obliged to) effect or keep in force that insurance policy at the cost of that Transaction Party.

          (j) MATERIAL CONTRACTS: The Borrower and each Guarantor must ensure that no Project Document or any other agreement with a contract value or consideration over the term of that agreement in excess of US$250,000 is entered into without the prior written consent of the Agent, which consent is not to be unreasonably withheld.

          (k) PROJECT MANAGEMENT: The Borrower must not terminate the Management Agreement without the prior written consent of the Agent, and any replacement or other agreement to be entered into by the Borrower in relation to the operation and management of the Project must be on terms satisfactory to the Agent.

          (l) ESTOPPEL CERTIFICATE: The Borrower must provide to the Agent, in a form and substance satisfactory to the Agent, a certified copy of an Estoppel Certificate of County Sanitation District No. 2 of Los Angeles County in relation to the Mineral Lease and Landfill Facilities Lease Agreement as soon as that certificate is executed.

     10.4 FINANCIAL  COVENANTS

          (a)  NEGATIVE  PLEDGE:  The  Borrower  and  each  Guarantor  must not:

               (1)  Dispose  of;

               (2) create, permit, allow to exist, or agree to, any interest or Encumbrance, other than a Permitted Encumbrance over; or

               (3) attempt to do anything listed in clause 10.4(a)(1) or clause 10.4(a)(2) in respect of,

               any  of  its  assets  other  than:

               (4) a Disposal (other than a Disposal of Project Assets) in the ordinary course of its ordinary business and at a market value of less than US$250,000 in aggregate for all Disposals during any 12 month period;

               (5) a Disposal of Project Assets which is permitted in accordance with clause 10.3(c); or

               (6)  with  the  prior  written  consent  of  the  Agent.

          (b) FINANCIAL INDEBTEDNESS: The Borrower and each Guarantor must not incur any Financial Indebtedness in excess of US$250,000 other than:


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                                                                         page 34

               (1)  Financial  Indebtedness  under the Transaction Documents; or

               (2)  with  the  prior  written  consent  of  the  Agent.

          (c) FINANCIAL ACCOMMODATION: Neither the Borrower nor any Guarantor may lend money or otherwise provide any financial accommodation to any person other than with the prior written consent of the Agent.

          (d) SURETY OBLIGATIONS: Neither the Borrower nor any Guarantor may incur any Surety Obligations other than with the prior written consent of the Agent.

          (e) PERMITTED EXPENDITURE: The Borrower and each Guarantor must not incur any non-Project expenditure, except in accordance with the Corporate Budget as approved by the Agent from time to time except, provided that no Default has occurred and is continuing, any money borrowed by the Borrower or a Guarantor from another member of the WGI Group or raised by the Borrower or a Guarantor can be used for the general corporate purposes of that party.

          (f) TRANSFER OF FUNDS: The Borrower and each Guarantor must not provide loans or financial accommodation to any person without the prior written consent of the Agent.

          (g)  SUBORDINATION:  The Borrower and each Guarantor must ensure that:

               (1) all the Inter-Company Claims and payment (from whatever source) of, and the rights and claims of each Subordinated Group Member in respect of, all the Inter-Company Claims are subordinated and postponed and made subject in right of payment to all the Secured Money and payment (from whatever source) of, and the rights and claims of the Finance Parties in respect of, all the Secured Money;

               (2)  until  all  the  Secured  Money  has  been  paid  in  full:

                    (A) the Inter-Company Claims must not (without the prior written consent of the Agent) be paid or repaid; and

                    (B) no Subordinated Group Member may receive, and each Subordinated Group Member must not pay or repay, any of the Inter-Company Claims to, or at the direction of, another Subordinated Group Member or any person acting, or purporting to act, on behalf of a Subordinated Group Member;

               (3) the subordination effected by this clause applies at all times including if and while a Subordinated Group Member is in liquidation;

               (4) if, on liquidation of a Subordinated Group Member, there is a distribution of a Subordinated Group Member's assets including payment in cash, property or securities, to creditors of that Subordinated Group Member on liquidation, all of the Secured Money must be paid in full in cash before a payment is made for or on account of the Inter-Company Claims;


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                                                                         page 35

               (5) until the Secured Money and all money due or owing under the Transaction Documents has been paid in full, until the subordination under this clause has been terminated and until this agreement has been fully discharged, no Subordinated Group Member may:

                    (A) make a claim or exercise a right, power or remedy against another Subordinated Group Member under any agreement, document or otherwise;

                    (B) accept, or ensure the grant of, or permit any Encumbrance or Surety Obligation from a Subordinated Group Member or any surety in favour of another Subordinated Group Member to exist;

                    (C) exercise, or attempt to exercise, any right of set-off against, nor realise any Encumbrance from, a Subordinated Group Member or any surety; or

                    (D) raise any defence or counterclaim in reduction or discharge of any obligation owed by a Subordinated Group Member to another Subordinated Group Member or any surety; and

               (6) despite anything contained in this clause, the Borrower may make payments to WGI as contemplated by clause 11.4(b).

     10.5 PROVISION  OF  INFORMATION  AND  REPORTS

          The Borrower and each Guarantor must promptly provide to the Agent all of the following:

          (a) AUDITED ACCOUNTS: as soon as practicable, and no later than 120 days after the end of the financial year a copy of the consolidated audited financial statements of WGI and its Subsidiaries;

          (b) UNAUDITED ACCOUNTS: as soon as practicable, and no later than 90 days after the end of the financial half year a copy of the unaudited consolidated management accounts of WGI and its Subsidiaries;

          (c) MONTHLY REPORTS: as soon as practicable, and no later than 21 days after the end of each month, a management report on the development and operation of the Project, including all financial information and cash flow reports as the Agent may require;

          (d) PROJECT BUDGET: as soon as practicable, and no later than 30 days prior to the commencement of the financial year, the Project Budget;

          (e) CORPORATE BUDGET: as soon as practicable, and no later than 30 days prior to the commencement of the financial year, a Corporate Budget for approval by the Agent;

          (f) TRANSACTION ACCOUNTS: as soon as practicable, and no later than 21 days after each Quarterly Date a statement summarising all deposits to, and withdrawals from, each Transaction Account;

          (g) CASHFLOW AND LIQUIDITY REPORT: as soon as practicable, and no later than 21 days after the end of each month, a cashflow and liquidity report setting


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                                                                         page 36
               out for the Borrower and WGI the previous month's opening cash balances, itemised expenditures and cash inflows for the previous month, closing balances, and forecast expenditures and cash inflows of the Borrower and WGI for the following 6 months; and

          (h) OTHER INFORMATION: at the request of the Agent, any other information about the financial condition or state of affairs of a Transaction Party, the Project, the Project Assets or assets of a Transaction Party as the Agent may reasonably require.

     10.6 RECLAMATION  WORK

          (a) RECLAMATION PLAN: The Borrower and each Guarantor must carry on and conduct all Reclamation Work which is required by the Reclamation Plan.

          (b) COMPLIANCE WITH BONDS: The Borrower and each Guarantor must make all payments and do all other things as may be necessary or desirable under the terms of the Bonds so that no claims are made under any of the Bonds.

          (c) NOTICE TO THE AGENT: The Borrower must promptly notify the Agent as soon as it becomes aware of any notice, order, requisition, demand, complaint, claim or any other direction concerning its compliance with the Reclamation Plan from a relevant Governmental Agency who is holding a Bond (BONDING AGENCY), including without limitation, California Department of Conservation, Office of Mine Reclamation, Imperial County, California, United States Department of the Interior, Bureau of Land Management, California State Lands Commission and California Regional Water Quality Control Board.

          (d) RECLAMATION WORK: The Borrower and each Guarantor must consult with the Agent as to the conduct of the Reclamation Work and compliance with orders, requisitions, notices, demands or any other directions issued by a Bonding Agency.

          (e)  CLAIMS:

               (1) If a claim is made under the Bonds by a Bonding Agency, then the Borrower must either cure or pay that claim as contemplated by the Surety Side Agreement.

               (2) if AHA pays that claim under the terms of the Surety Side Agreement, then the Borrower must reimburse AHA within the 30 day period provided for in clause 3F of the Surety Side Agreement.

          (f) RECTIFICATION: If the Borrower fails to do any thing or fails to procure any thing required under or in relation to the Reclamation Plan, Reclamation Costs Policy or the Bonds, including without limitation, complying with an order, requisition, notice, demand or other direction from a Bonding Authority (BOND DEFAULT) or at any time after a Default has occurred and while it is continuing, then:

               (1) the Agent may, without affecting any Power, do all things necessary or desirable, in the opinion of the Agent, to make good or attempt to make good a Bond Default to the satisfaction of the Agent;


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                                                                         page 37

               (2) the Lender may give AISLIC and AHA a notice under clause 10 of the Reclamation Costs Policy within the 30 day period provided for in clause 3F of the Surety Side Agreement; and

               (3) clause 18.10 will apply to any action taken by the Agent in these circumstances as if reference to Transaction Document in that clause included the Reclamation Costs Policy, Reclamation Plan and Bonds and a reference to Default included Bond Default.


--------------------------------------------------------------------------------

11   TRANSACTION  ACCOUNTS

     11.1 TRANSACTION  ACCOUNTS

          The  Borrower  covenants  and  agrees  with  each  Finance  Party:

          (a) to establish and maintain for the Borrower in Washington a United States Dollar denominated interest bearing account with the Agent, or another bank or financial institution approved by the Agent, that account to be called "Western Mesquite Mines, Inc. - Proceeds Account";

          (b) to establish and maintain for the Borrower in Washington a United States Dollar denominated interest bearing account with the Agent, or another bank or financial institution approved by the Agent, that account to be called "Western Mesquite Mines, Inc. - Project Account";

          (c) to maintain the Transaction Accounts with the bank or financial institution at which those accounts were originally established and not change those accounts to another bank or financial institution without the Agent's prior written consent;

          (d) to cause all interest and other earnings on a Transaction Account to be credited to that Transaction Account;

          (e) to deal with the moneys standing to the credit of the Transaction Accounts in accordance with this clause 11, and not otherwise; and

          (f) that no moneys may be withdrawn by the Borrower from the Transaction Accounts after a Default or a Potential Default has occurred and while it is continuing.

     11.2 PROCEEDS  ACCOUNT

          The Borrower undertakes to deposit, or cause to be deposited, into the Proceeds Account all Revenue.

     11.3 PROJECT  ACCOUNT

          The Borrower undertakes to deposit, or cause to be deposited, into the Project Account the Working Capital Amount.

     11.4 PRIORITY  OF  APPLICATION  -  PROCEEDS  ACCOUNT

          (a) All money standing to the credit of the Proceeds Account must be applied in the following order of priority:


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                                                                         page 38

               (1) first, in or towards paying or meeting the Operating Costs properly incurred as and when those amounts for due for payment;

               (2) next, in or towards paying or meeting the payments due to Hospah under the Hospah Net Operating Cash Flow Royalty Agreement;

               (3) next, capital expenditure in respect of the Project, properly incurred, as may be approved by the Agent as and when those amounts fall due for payment;

               (4) next, in or towards paying or meeting any fees or Taxes payable to the Government of the United States of America or the State of California or to any Governmental Agency in respect of the Project as and when those amounts fall due for payment;

               (5)  next,  on  31  January 2004 and on each subsequent Quarterly
                    Date, in payment of interest in relation to the Facility under clause 5.1;

               (6) next, on 31 January 2004 and on each subsequent Quarterly Date, in paying the Principal Outstanding under clause 7.1;

               (7) next, on 31 January 2004 and on each subsequent Quarterly Date, in paying the mandatory prepayment under clause 7.2 as and when that amount is due for payment;

               (8)  next,  on  31  January 2004 and on each subsequent Quarterly
                    Date,  in  paying the variable interest payment under clause
                    6.2  as  and  when  that  amount  is  due  for  payment; and

               (9) next, to the extent that money standing to the credit of the Project Account is less than the Working Capital Amount, then in or towards paying money into the Project Account so that the balance is at least equal to the Working Capital Amount.

          (b) Any money credited to the Proceeds Account after all payments in clause 11.4(a) have been paid and subject to:

               (1)  no  Default  or  Potential  Default  having  occurred;  and

               (2) the Agent being satisfied that the Borrower has sufficient funds in the Proceeds Account after the proposed withdrawal is to be made, to meet all forecast Operating Costs and Project Costs (in accordance with the Project Budget) for the succeeding 28 days after the proposed withdrawal, the aggregate balance (if any) standing to the credit of the Proceeds Account may be withdrawn for the Borrower's corporate purposes or, despite anything else contained in this agreement, be paid to WGI.

     11.5 PRIORITY  OF  APPLICATION  -  PROJECT  ACCOUNT

          Funds  standing  to the credit of the Project Account may be used for:

          (a) general working capital purposes, but only to the extent that money is not available in the Proceeds Account to meet those working capital requirements as contemplated by clause 11.4(a); and


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                                                                         page 39

          (b) payment of Principal Outstanding and interest which is payable under clauses 5.1 and 7.1, but only to the extent that money is not available in the Proceeds Account to make those payments.


--------------------------------------------------------------------------------

12   EVENTS  OF  DEFAULT

     12.1 EVENTS  OF  DEFAULT

          It is a Default, whether or not it is within the control of a Transaction Party, if:

          (a) FAILURE TO PAY BY A TRANSACTION PARTY: a Transaction Party fails to pay any part of the Secured Money payable by it when due;

          (b) NON-REMEDIABLE FAILURE: a Transaction Party fails to comply with any undertaking, obligation or agreement in, or given in relation to, a Transaction Document (other than as referred to in clause 12.1(a)) and that failure is not, in the opinion of the Agent, remediable;

          (c) REMEDIABLE FAILURE: if the failure described in clause 12.1(c) is, in the opinion of the Agent, remediable, and the Transaction Party does not remedy the failure within 10 days, or a longer period determined by the Agent, after receipt by the Transaction Party of a notice from the Agent specifying the failure;

          (d) MINERAL RIGHTS: a material Mineral Right is terminated or otherwise ceases to be in full force and effect;

          (e) PROJECT DOCUMENTS: a Transaction Party fails to perform or observe any of its undertakings or obligations under a Project Document and the Transaction Party does not remedy the failure within the grace period stated in a Project Document or, if no grace period is stated, within 10 days;

          (f) AMENDMENT TO PROJECT DOCUMENTS: there is a revocation or variation to the conditions in relation to any Project Document or any Mineral Right;

          (g) ABANDONMENT: all or any part of the Project is abandoned or placed on a "care and maintenance" basis;

          (h) AUTHORISATIONS: an Authorisation necessary to enable a Transaction Party to comply with its obligations under a Document to which it is a party ceases to be in full force and effect;

          (i) MISREPRESENTATION: a warranty, representation or statement by a Transaction Party is or becomes false, misleading or incorrect when made or regarded as made by a Transaction Party under a Transaction Document or under a document contemplated by a Transaction Document;

          (j) ACCELERATION OF PAYMENTS: a Transaction Party does anything which constitutes an event, whatever called, which causes or enables the acceleration of a payment to be made under a Document, or the enforcement, termination or rescission of a Document;

          (k) CROSS DEFAULT: any Financial Indebtedness of a Transaction Party in an amount in excess of US$100,000:


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                                                                         page 40

               (1) becomes due and payable, or becomes capable of being declared due and payable, before the scheduled date for payment; or

               (2) is not paid when due (after taking into account any applicable grace period);

          (l) ENCUMBRANCE: any Encumbrance is enforceable against any asset of a Transaction Party;

          (m) SURETY OBLIGATION: a Surety Obligation of a Transaction Party is not discharged within 5 days of:

               (1)  its  maturity;  or

               (2)  when  it  is  called;

          (n) JUDGMENT: a judgment in an amount exceeding US$100,000 (or its equivalent in another currency) is obtained against a Transaction Party, and is not stayed, set aside or satisfied within 7 days;

          (o) EXECUTION: distress, attachment, execution or other process of a Governmental Agency in an amount exceeding US$100,000 (or its equivalent in another currency) is issued against, levied or enforced on any part of the Secured Property, and is not set aside or satisfied within 7 days;

          (p) INSOLVENCY EVENT: an Insolvency Event occurs with respect to a Transaction Party;

          (q) AMENDMENT OF CONSTITUTION: the constitution or other constituent document of a Transaction Party is amended, without the prior written consent of the Agent;

          (r) DEFAULT: a Default (as that expression is defined in any of the Securities) occurs;

          (s) CEASING BUSINESS: a Transaction Party ceases or threatens to cease to carry on business;

          (t) INVESTIGATION: a person is appointed under any legislation in respect of companies to investigate the affairs of a Transaction Party;

          (u) VITIATION OF DOCUMENTS: all or part of a provision of a Document is or becomes illegal, void, voidable, unenforceable or otherwise of limited force or effect, or a person is or becomes entitled to terminate, rescind or avoid all or a material part or material provision of a Document;

          (v) EXPROPRIATION: any assets of the Borrower or ore reserves available for the purposes of the Project or any other part of the Secured Property are seized, nationalised or expropriated by a Governmental Agency or a restraint, restriction, prohibition, intervention, law, decree or other order of a Governmental Agency or any other matter or thing occurs which wholly or partially prevents or hinders:

               (1) the performance by a Transaction Party of any of its obligations under a Document; or

               (2)  the  construction,  development or operation of the Project;

          (w) DESTRUCTION OF SECURED PROPERTY: all or a material part of the Secured Property is destroyed, lost or damaged beyond repair or proves to be


--------------------------------------------------------------------------------
               materially defective in circumstances not covered by any insurance in favour of a Transaction Party;

          (x) ADVERSE CHANGE: a Material Adverse Effect (in the reasonable opinion of the Agent) occurs;

          (y) BREACH OF UNDERTAKING: an undertaking given in writing to a Finance Party or its solicitors by a Transaction Party, or another person for or on behalf of a Transaction Party, in connection with a Transaction Document is breached or not wholly performed within the period specified in the undertaking or, if no period is specified, within 10 days from the date of the undertaking;

          (z) CHANGE OF CORPORATE STATUS: after the ordinary share capital of WGI or any company of which WGI is the wholly owned Subsidiary (the LISTED ENTITY) is listed on a stock exchange, except with the prior written consent of the Agent, the Listed Entity ceases to have its ordinary shares currently listed and trading on a stock exchange, other than as a result of an involuntary suspension extending for a period of not more than 10 trading days; or

          (aa) SECURITIES: a Security is enforceable against an asset of a Transaction Party.

     12.2 EFFECT  OF  DEFAULT

          (a) On or after the occurrence of a Default, the Agent may, by notice to the Borrower:

               (1) declare that the Secured Money is immediately due and payable;

               (2)  declare  that  the  Commitment  is  cancelled;

               (3) take any action or proceedings necessary or desirable in order to exercise any Power conferred by the Transaction Documents,

               or  a  combination  of  any  of  those  things.

          (b) The Borrower must following receipt of a notice under clause 12.2(a)(1) immediately repay in full the Secured Money to the Agent for the account of the Lender.

          (c) Where a Security provides that the Security may be enforced after a Default (as defined in that Security) occurs without the requirement of notice to any person, then nothing in this agreement is to be construed as inferring that the Security can only be enforced after a notice has first been given under clause 12.2(a).

     12.3 BORROWER  TO  CONTINUE  TO  PERFORM

          If the Agent makes a declaration under clause 12.2 then, without affecting the obligations of the Borrower under clause 12.2, the Borrower must continue to perform its obligations under the Transaction Documents as if the declaration had not been made, subject to the directions that may be given by the Agent from time to time.


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                                                                         page 42

     12.4 ENFORCEMENT

          (a) The Transaction Documents may be enforced without notice to or consent by a Transaction Party or another person even if a Finance Party accepts any part of the Secured Money after a Default or there has been another Default.

          (b) No Finance Party is liable to a Transaction Party for any loss or damage a Transaction Party becomes liable for arising out of a Finance Party exercising a Power under a Transaction Document.

          (c) Without prejudice to a Finance Party's rights under a Security, the parties agree that on the Agent giving notice under clause 12.2, the rights of the Borrower in relation to the Transaction Accounts cease and all moneys held in the Transaction Accounts may be used to pay the Secured Money.


--------------------------------------------------------------------------------

13   RELEASE  OF  OBLIGATIONS

     13.1 RELEASE  OF  OBLIGATIONS

          Despite anything contained in this agreement, as soon as the Agent is satisfied that:

          (a) no further Secured Money, other than payments of variable interest under clause 6.2, is owed by a Transaction Party contingently or otherwise to the Agent or the Lender under a Transaction Document;

          (b) no amount paid by a Transaction Party under a Transaction Document is capable of being avoided or otherwise set aside on the liquidation or administration of the payer or otherwise; and

          (c)  no  Default  has  occurred  and  is  continuing,

          (the date on which the Agent notifies the Borrower that the Agent is satisfied as to these things is the RELEASE DATE), the Borrower and each Guarantor is, from the Release Date, released from all representations and warranties, covenants and obligations in this agreement and the Securities, other than in the case of the Borrower:

               (1) the obligation to make variable interest payments under clause 6;

               (2)  clause  8  relating  to  the  manner  of  making  payments;

               (3) the general undertakings in clauses 10.2(b), 10.2(c), 10.2(o) and 10.2(r);

               (4) the project undertakings in clauses 10.3(b), 10.3(c), 10.3(e), 10.3(f), 10.3(g) (on the basis that the words "the Project Budget and" are deleted from that clause) and 10.3(h);

               (5)  clause  16  relating  to  default  interest  payments;  and

               (6)  clauses  17.1,  17.2,  17.3 and 17.4 relating to assignment.

     13.2 FURTHER  ASSURANCES

          The  Agent  must  after  the  Release  Date:


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                                                                         page 43

          (a) give a notice to AISLIC as contemplated in the definition of "Facility Release Date" in the Reclamation Costs Policy;

          (b) give a notice of termination required by clause 4.5 of the Management Side Agreement; and

          (c) at the written request of the Borrower or a Guarantor and at that party's cost execute any other document or do any other act, matter or thing which the Borrower or a Guarantor requests to complete or give effect to the release of the Securities in clause 13.1.


--------------------------------------------------------------------------------

14   INDEMNITIES

     14.1 GENERAL  INDEMNITY

          (a) The Borrower indemnifies each Finance Party against any claim, action, damage, loss (including currency exchange loss), liability, Environmental Liability, cost, expense or payment which that Finance Party pays, suffers, incurs or is liable for, in respect of the following:

               (1) a Funding Portion required by a Funding Notice not being provided for any reason including, but not limited to, a failure by a Transaction Party to fulfil a condition precedent contained in clause 3, but excluding a default by that Finance Party;

               (2) a repayment or prepayment of all or part of a Funding Portion being made on a date other than the last day of a Funding Period (on the basis that despite clause 7.4(a) the Borrower repays or prepays all or part of a Funding Portion on a date other than the last day of a Funding Period);

               (3) a payment being made or received in a currency other than the currency in which the Borrower is obliged to make the relevant payment;

               (4)  the  occurrence  of  a  Potential  Default  or  a  Default;

               (5) that Finance Party exercising its Powers consequent on or arising out of the occurrence of a Potential Default or a Default;

               (6) financial accommodation under a Transaction Document being repaid, discharged or made payable for any reason other than at its maturity in accordance with the Transaction Documents or any other payment required to be made under any Transaction Document not being made on its due date; or

               (7) any failure by a Transaction Party to perform any of its obligations under clause 10.6, including for any work or any other act which is performed by the Agent as a result of the failure by a Transaction Party to comply with clause 10.6.

          (b) Without limitation to the indemnity contained in clause 14.1(a), that indemnity includes:


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                                                                         page 44

               (1) the amount determined by the Finance Parties as being incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for by the Finance Parties to fund or maintain the Commitment, the Principal Outstanding or the relevant Funding Portion and includes, but is not limited to, loss of margin; and

               (2) reasonable legal costs and expenses on a full indemnity basis.

     14.2 FOREIGN  CURRENCY  INDEMNITY

          If  at  any  time:

          (a) a Finance Party receives or recovers any amount payable by a Transaction Party for any reason including, but not limited to:

               (1)  any  judgment  or  order  of  any  Governmental  Agency;

               (2)  any  breach  of  any  Transaction  Document;

               (3) the liquidation or bankruptcy of a Transaction Party or any proof or claim in that liquidation or bankruptcy; or

               (4) any other thing into which the obligations of a Transaction Party may have become merged; and

               (5)  the  Payment  Currency  is  not  in  United  States Dollars,

          the Borrower indemnifies that Finance Party against any shortfall between the amount payable in United States Dollars and the amount actually received or recovered by that Finance Party, after the Payment Currency is converted or translated into United States Dollars under clause 14.3.

     14.3 CONVERSION  OF  CURRENCIES

          In making any currency conversion under clause 14.2, a Finance Party may itself or through its bankers purchase one currency with another, whether or not through an intermediate currency, whether spot or forward, in the manner and amounts and at the times it thinks fit, but that purchase must be on competitive arms length terms.

     14.4 CONTINUING  INDEMNITIES  AND  EVIDENCE  OF  LOSS

          (a) Each indemnity of the Borrower contained in this agreement is a continuing obligation of the Borrower despite:

               (1)  a  settlement  of  account;  or

               (2)  the  occurrence  of  any  other  thing,

               and  remains  in  full  force  and  effect  until:

               (3) all money owing, contingently or otherwise, under the Transaction Documents has been paid in full;

               (4)  the  Secured  Money  is  fully  and  finally  repaid;  and

               (5) each of the Transaction Documents has been finally discharged.


--------------------------------------------------------------------------------

          (b) Each indemnity of the Borrower contained in this agreement is an additional, separate and independent obligation of the Borrower and no one indemnity limits the generality of another indemnity.

          (c) Each indemnity of the Borrower contained in this agreement survives the termination of a Transaction Document.

          (d) A certificate signed by an Authorised Officer of a Finance Party detailing the amount of damage, loss, liability, cost, expense or payment covered by any indemnity in this agreement is prima facie evidence of the matter certified. The Borrower has the right to review that certificate for any inaccuracy or manifest error and the Borrower has the right to request a Finance Party to provide to the Borrower details of the calculation of the amount of damage, loss, liability, cost, expense or payment specified in that certificate.


--------------------------------------------------------------------------------

15   FEES,  TAX,  COSTS  AND  EXPENSES

     15.1 ARRANGEMENT  FEE

          The Borrower must pay to the Agent, as consideration for arranging the provision of the Facility, an arrangement fee (which is not refundable in any circumstances) of US$360,000.

     15.2 WARRANTS

          The Borrower must issue to the Agent or the Agent's nominee, as consideration for arranging the provision of the Facility, 780,000 Warrants on the following terms:

          (a) each Warrant entitles the holder to purchase 1 Share (subject to customary adjustments);

          (b) the Warrants may be exercised at any time during a period of three years commencing on the date of this agreement;

          (c)  the  exercise  price  is  US$1.00  for  each  Share;  and

          (d) the Warrants are to be substantially on the terms set out in the Warrant Certificate.

     15.3 TAX

          (a) The Borrower must pay any Tax, in respect of the execution, delivery, performance, release, discharge, amendment, enforcement or attempted enforcement or otherwise in respect of any of the following:

               (1)  a  Transaction  Document;

               (2) an agreement or document entered into or signed under a Transaction Document; or

               (3) a transaction contemplated under a Transaction Document or an agreement or document described in clause 15.3(a)(2).


--------------------------------------------------------------------------------

          (b) The Borrower must pay fines, penalties or other costs in respect of a failure to pay a Tax described in clause 15.3(a) except to the extent that a fine, penalty or other cost is caused by the Agent's failure to lodge money received from the Borrower before the due date for lodgement.

          (c) The Borrower indemnifies each Finance Party against an amount payable under clause 15.3(a) or 15.3(b) or both.

     15.4 COSTS  AND  EXPENSES

          The Borrower must pay all costs and expenses of each Finance Party and any employee, Authorised Officer, agent or contractor of each Finance Party in relation to:

          (a) the legal due diligence, technical due diligence, negotiation, preparation, execution, delivery, stamping, registration, completion, variation and discharge of a Transaction Document;

          (b) the enforcement, protection or waiver, or attempted enforcement or protection, of any rights under a Transaction Document;

          (c) the consent or approval of a Finance Party given under a Transaction Document; and

          (d) any enquiry by a Governmental Agency involving the Borrower or a Guarantor,

          including, but not limited to, administration costs of a Finance Party in connection with the matters referred to in clauses 15.4(b) and 15.4(d) and legal costs and expenses and professional consultant's fees for any of the above on a full indemnity basis.


--------------------------------------------------------------------------------

16   INTEREST  ON  OVERDUE  AMOUNTS

     16.1 PAYMENT  OF  INTEREST

          The Borrower must pay interest on any part of the Secured Money due and payable, but unpaid.

     16.2 ACCRUAL  OF  INTEREST

          Interest  payable  under  clause  16.1:

          (a) accrues from day to day from and including the due date for payment up to the actual date of payment, before and, as an additional and independent obligation, after judgment or other thing into which the liability to pay the Secured Money becomes merged; and

          (b)  may  be  capitalised  by  the  Agent  at  90  day  intervals.

     16.3 RATE  OF  INTEREST

          The rate of interest payable under clause 16 on any part of the Secured Money is the higher of:

          (a)  the  Overdue  Rate  determined  by  the  Agent:


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                                                                         page 47

               (1) on the date that part of the Secured Money becomes due and payable but is unpaid; and

               (2) on each date which is 30 days after the immediately preceding date on which the Overdue Rate was determined under this clause 16.3(a); and

               (3) the rate fixed or payable under a judgment or other thing referred to in clause 16.2(a).


--------------------------------------------------------------------------------

17   ASSIGNMENT

     17.1 ASSIGNMENT  BY  TRANSACTION  PARTY

          A Transaction Party must not transfer or assign any of its rights or obligations under a Transaction Document without the prior written consent of the Agent.

     17.2 ASSIGNMENT  BY  FINANCE  PARTY

          A Finance Party may at any time, without the consent of any Transaction Party, assign any of its rights or transfer by novation any of its rights and obligations under a Transaction Document to any person in the RMB group of companies (which term includes any person, partnership or corporate entity in that group) or to a reputable bank or financial institution or to a combination of reputable banks and financial institutions.

     17.3 REFERENCES  TO  A  FINANCE  PARTY

          (a) If a Finance Party transfers its rights, benefits or obligations under the Transaction Documents in accordance with clause 17.2 any reference in the Transaction Documents to that Finance Party (unless provided otherwise) is a reference to that Finance Party and its transferee.

          (b) If a Finance Party transfers all of its rights, benefits and obligations by novation then any reference to that Finance Party is a reference to its transferee.

     17.4 ASSIST  TRANSFER  OR  ASSIGNMENT

          At the request of a Finance Party, the Borrower and each Guarantor must do any thing including, but not limited to, executing any documents or amending any Transaction Document, to effect any transfer or assignment under this clause 17.

     17.5 PARTICIPATION  PERMITTED

          A Finance Party may grant by way of sub-participation (being a right to share in the financial effects of this agreement without any rights against a Transaction Party) all or part of the Finance Party's rights and benefits under this agreement to any other person without having to obtain the consent of or to notify a Transaction Party or any other person.


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                                                                         page 48

     17.6 LENDING  OFFICE

          (a)  A  Finance  Party  may  change  its  Lending  Office at any time.

          (b) A Finance Party must promptly notify any other Finance Party and the Borrower of the change.

     17.7 DISCLOSURE

          A Finance Party may disclose to a proposed assignee, transferee or sub-participant any information relating to a Transaction Party or the Transaction Documents whether or not confidential and whether or not the disclosure would be in breach of any law or of any duty owed to a Transaction Party.


--------------------------------------------------------------------------------

18   SAVING  PROVISIONS

     18.1 NO  MERGER  OF  SECURITY

          (a) Nothing in this agreement merges, extinguishes, postpones, lessens or otherwise prejudicially affects a Power, Encumbrance or indemnity in favour of the Finance Parties.

          (b) No other Encumbrance or Transaction Document held by the Finance Parties adversely affects any Power under this agreement.

     18.2 EXCLUSION  OF  MORATORIUM

          To the extent not excluded by law, a provision of any legislation which at any time directly or indirectly lessens or otherwise varies or affects in favour of a Transaction Party any obligations under this agreement or any Collateral Security, or stays, postpones or otherwise prevents or adversely affects the exercise by the Finance Parties of any Power, is negatived and excluded from this agreement and any Collateral Security and all relief and protection conferred on a Transaction Party by or under that legislation is also negatived and excluded.

     18.3 POWERS

          (a) The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy.

          (b) Where a Power is inconsistent with a right, power, authority, discretion or remedy conferred by applicable law then, to the extent not prohibited by that law, those conferred by applicable law are regarded as negatived or varied to the extent of the inconsistency.

     18.4 CONSENTS

          Whenever the doing of any thing by a Transaction Party is dependent on the consent or approval of a Finance Party, the Finance Party may withhold its consent or approval or give it conditionally or unconditionally in its absolute discretion unless expressly stated otherwise in a Transaction Document. Any conditions must be complied with by a Transaction Party. Any consent of a


--------------------------------------------------------------------------------

          Finance Party which may be required and which is not contemplated in any Transaction Document will not be unreasonably withheld by a Finance Party.

     18.5 PRINCIPAL  OBLIGATIONS

          This  agreement  and  each  Collateral  Security  is:

          (a) a principal obligation and is not ancillary or collateral to an Encumbrance (other than another Collateral Security) or other obligation however created; and

          (b) independent of, and unaffected by an Encumbrance or other obligation however created which the Finance Parties may hold at any time in respect of the Secured Money.

     18.6 NON-AVOIDANCE

          If a payment by a Transaction Party to a Finance Party is at any time avoided for any reason including, but not limited to, a legal limitation, disability or incapacity of or affecting the Transaction Party, and whether or not:

          (a) a transaction relating to the Secured Money was illegal, void or substantially avoided; or

          (b) any thing was or ought to have been within the knowledge of a Finance Party,

          (c)  the  Borrower:

          (d) as an additional, separate and independent obligation, indemnifies that Finance Party against that avoided payment; and

          (e) acknowledges that the liability of a Transaction Party under the Transaction Documents and the Powers of each Finance Party are the same as if that payment had not been made.

     18.7 SET-OFF  AUTHORISED

          If a Transaction Party does not pay any part of the Secured Money when due to a Finance Party, the Borrower authorises that Finance Party in the name of a Transaction Party or of a Finance Party, to do any act or thing including, but not limited to, executing documents or effecting currency conversions which may be required.

     18.8 CERTIFICATES  OF  AGENT

          A  certificate  signed  by an Authorised Officer of the Agent stating:

          (a) the amount of the Secured Money (whether currently due and payable or not) or an amount due and payable by a Transaction Party under a Transaction Document; or

          (b)  the  opinion or determination of a Finance Party as to any thing,

          is prima facie evidence of that amount or that opinion or determination (as the case requires) at the date stated on the certificate or failing that as at the date of that certificate. The Borrower has the right to review that certificate for any inaccuracy or manifest error and the Borrower has the right to request the Agent


--------------------------------------------------------------------------------
          to provide to the Borrower details of the calculation of that amount or details of that opinion or determination (as the case requires).

     18.9 NO  RELIANCE  OR  OTHER  OBLIGATIONS  AND  RISK  ASSUMPTION

          The  Borrower  and  each  Guarantor  acknowledges  and  confirms that:

          (a) it has not entered into a Transaction Document in reliance on a representation, warranty, promise or statement made by a Finance Party or a person on behalf of a Finance Party;

          (b) in respect of the transactions evidenced by the Transaction Documents, the Finance Parties have no obligations other than those expressly set out in the Transaction Documents; and

          (c) in respect of interest rates or exchange rates, the Finance Parties are not liable for:

               (1)  movements  in  interest  rates  or  exchange  rates;  or

               (2) information, advice or opinions provided by the Finance Parties or a person on behalf of the Finance Parties, even if:

                    (A) provided at the request of a Transaction Party (it being acknowledged by each of the Borrower and the Guarantor that such matters are inherently speculative); or

                    (B)  relied  on  by  a  Transaction  Party.

     18.10  ATTORNEY

          In consideration of the Finance Parties agreeing to provide the accommodation referred to in this agreement and on the occurrence of a Default, the Finance Parties and each of their respective Authorised Officers for the time being (each with a power to appoint a substitute or substitutes) is irrevocably appointed the attorney of a Transaction Party to:

          (a)  execute  and  deliver  all  documents;  and

          (b) do all things (including the signing and lodging of proofs of debt and similar claims in the bringing and enforcing of legal proceedings, the compromise of disputes, the enforcement of each Transaction Document or any of them), which the attorney thinks requisite or desirable for giving effect to the provisions of each Transaction Document.

     18.11  OPINION  OF  A  FINANCE  PARTY

          Where a Finance Party is required or entitled under this agreement to form or hold an opinion or view, this may be formed or held on its behalf by a person authorised by that Finance Party to act on its behalf in relation to this agreement or by its board of directors or by one or more Authorised Officers of that Finance Party.



--------------------------------------------------------------------------------

19   GENERAL

     19.1 CONFIDENTIAL  INFORMATION

          The Finance Parties may disclose to a person documents or records of, or information about, a Transaction Document, or the assets, business or affairs of a Transaction Party, whether or not confidential and whether or not the disclosure would be in breach of a law or of a duty owed to a Transaction Party:

          (a) for the purpose of exercising any Power after a Default has occurred and while it is continuing; or

          (b) if the person to whom disclosure is made first undertakes to keep the relevant documents, records or information confidential.

     19.2 PERFORMANCE  BY  THE  AGENT  OF  OBLIGATIONS

          If a Transaction Party defaults in fully and punctually performing an obligation contained or implied in a Transaction Document, the Agent may, without affecting any Power, do all things necessary or desirable, in the opinion of the Agent, to make good or attempt to make good that default to the satisfaction of the Agent.

     19.3 TRANSACTION  PARTY  TO  BEAR  COST

          Any thing which must be done by a Transaction Party under a Transaction Document, whether or not at the request of a Finance
          Party,  must  be  done  at  the  cost  of  the  Transaction  Party.

     19.4 NOTICES

          Any notice or other communication including, but not limited to, a request, demand, consent or approval, to or by a party to a Transaction Document:

          (a)  must  be  in legible writing and in English addressed as follows:

               (1)  if  to  the  Borrower  or  a  Guarantor:

                    Address:  7000 Independence Parkway
                              Suite 160 # 135
                              Plano, Texas 75025
                              United States of America

                    Attention:  Mr Toby Mancuso

                    Facsimile:  +1 972 208 2155;

               (2)  if to the Agent or to the Lender:

                    Address:  Level 3
                              One Mitre Square
                              London EC3A 5AN
                              United Kingdom

                    Attention:  Mr  Michael  Schonfeld


--------------------------------------------------------------------------------

                    Facsimile:  +44  207  626  9041,

               or as specified to the sender by a party by notice;

          (b) must be signed by an Authorised Officer or under the common seal of the sender;

          (c) is regarded as being given by the sender and received by the addressee:

               (1)  if  by  delivery in person, when delivered to the addressee;

               (2) if by post, 2 Business Days (if posted within one country) or 10 Business Days (if posted from one country to another) as the case may be, from and including the date of postage; or

               (3) if by facsimile transmission, whether or not legibly received, on receipt of a transmission report confirming successful transmission, without error or omission,

               but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee's time) it is regarded as received at 9.00 am (addressee's time) on the following Business Day; and

          (d) can be relied on by the addressee and the addressee is not liable to another person for the consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender.

     19.5 GOVERNING  LAW  AND  JURISDICTION

          (a)  This  agreement is governed by the laws of the State of Colorado.

          (b)  The  Borrower and each Guarantor irrevocably and unconditionally:

               (1) submits to and accepts the non-exclusive jurisdiction of the courts of the State of Colorado; and

               (2) waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

     19.6 PROHIBITION  AND  ENFORCEABILITY

          (a) A provision of, or the application of a provision of, a Transaction Document or a Power which is prohibited in a jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

          (b) A provision of, or the application of any provision of, a Transaction Document which is void, illegal or unenforceable in a jurisdiction does not affect the validity, legality or enforceability of that provision in another jurisdiction or of the remaining provisions in that or another jurisdiction.

     19.7 WAIVER  AND  VARIATION

          (a) Waiver of a Power arising under, or a provision of, this agreement (including this clause), must be in writing and signed by the party granting the waiver.

          (b) A failure or delay in exercise, or partial exercise, of a Power (arising on the occurrence of a Default or otherwise) does not operate as a waiver of


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                                                                         page 53
               that Power or preclude another or further exercise of that or another Power.

          (c) The variation of a term of this agreement must be in writing and signed by the parties.

     19.8 ATTORNEYS

          Each of the attorneys executing this agreement states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

     19.9 COUNTERPARTS

          This agreement may be signed in any number of counterparts and all counterparts together constitute one and the same instrument.

     19.10  SERVICE  OF  PROCESS

          Without preventing any other mode of service, any document in an action (including any writ of summons or other originating process or any third or other party service) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 19.4.


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                                                                         page 54

--------------------------------------------------------------------------------

SCHEDULE 1 - -GUARANTORS


          1. Western Goldfields, Inc., a company incorporated under the laws of Idaho.

          2. Calumet Mining Company, a company incorporated under the laws of Idaho.


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                                                                         page 55

--------------------------------------------------------------------------------

SCHEDULE 2- -FUNDING NOTICE



          To:  RMB RESOURCES LIMITED (AGENT)

               ATTENTION: MICHAEL SCHONFELD
          ----------------------------------------------------------------------

          We refer to the project facility agreement dated as of 5 November 2003 between Western Mesquite Mines, Inc., RMB International (Dublin) Limited, each party described in schedule 1 to that agreement and the Agent (FACILITY AGREEMENT).

          Under  clause  4  of  the  Facility  Agreement:

          (a)  We  give  you  irrevocable  notice that we wish to draw under the
               Facility  by  means  of  a  Funding  Portion  to  be  provided
               on               2003 (FUNDING  DATE);

          (b)  The  aggregate  amount  to  be  drawn  is  [US$       ];

          (c) The proceeds of the Funding Portion are to be used for (insert proposed usage).

          (d)  We  request  that the  proceeds  be  remitted  to  account number
               at                     ;

          (e)  We  represent  and  warrant  that:

               (1) [EXCEPT AS DISCLOSED IN PARAGRAPH (E)(3)] each representation and warranty in the Facility Agreement is true, correct and not misleading as though it had been made at the date of this Funding Notice and the Funding Date specified above in respect of the facts and circumstances then subsisting; [AND]

               (2) [(EXCEPT AS DISCLOSED IN PARAGRAPH (E)(3)] no Default or Potential Default is subsisting or will result from the provision of a Funding Portion [; AND

               (3) [DETAILS OF THE EXCEPTIONS TO PARAGRAPHS (E)(1) AND (E)(2) ARE AS FOLLOWS: , AND WE [ HAVE TAKEN/PROPOSE THE FOLLOWING REMEDIAL ACTION ];]


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                                                                         page 56

          Expressions defined in the Facility Agreement have the same meaning when used in this Funding Notice.


          Dated: [INSERT DATE]

          SIGNED for and on behalf of
          WESTERN MESQUITE MINES, INC.


          ___________________________
          Authorised Officer's signature


          ___________________________
          Name (please print)

--------------------------------------------------------------------------------

SCHEDULE 3 - -PERMITTED ENCUMBRANCES

          A Transaction Document which is an Encumbrance, including without limitation the Securities.


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                                                                         page 57

--------------------------------------------------------------------------------

SCHEDULE 4 - -SECURITIES

          1.   US Securities.

          2. Deed of Guarantee dated on or about the date of this agreement between the Agent and each of the parties described in the schedule to that deed.

          3.   Each Collateral Security.


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                                                                         page 58

--------------------------------------------------------------------------------

SCHEDULE  5  -  FORM  OF  WARRANT

          THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

          --------------------------------------------------------------------
          No. W- [INSERT WARRANT NUMBER]      WARRANT TO PURCHASE
          780,000 WARRANTS
          ---------------------------------  ---------------------------------
          Issued: [Insert Date of Issuance]  $0.01 PAR VALUE COMMON STOCK
          --------------------------------------------------------------------

          Western Goldfields, Inc.

          Warrant
          -------

          THIS IS TO CERTIFY that, for cash consideration of $ 100 and other value received, and subject to these terms and conditions, "RMB
                                                                             ---
          Resources  Limited",  a company incorporated under the laws of England
          -------------------
          and  Wales  ("Agent"), or such other person or entity to which or whom
                        -----
          this  Warrant  is  transferred (the "Holder"), is entitled to exercise
                                               ------
          this Warrant to purchase [INSERT NUMBER OF WARRANT SHARES] fully paid and nonassessable shares of Western Goldfields, Inc., an Idaho corporation (the "Company"), $0.01 par value per share common stock
                              -------
          (the  "Warrant  Stock"),  at  a price per share of $1.00 (the Exercise
                 --------------                                         --------
          Price") (the number of shares, type of security and the Exercise Price
          -----
          being  subject  to  adjustment  as  provided  below).

          1.   Method  of  Exercise
               --------------------

          1.1  Cash Exercise Right. This Warrant may be exercised by the Holder,
               -------------------
               at  any  time  during the period (the "Exercise Period") that (a)
                                                      ---------------
               commences on the date of the facility agreement between Western Mesquite Mines, Inc., RMB International (Dublin) Limited, the Company and each other party described in schedule 1 to that agreement and the Agent ("Facility Agreement") and (b) ends on a
                                          ------------------
               date 3 years from the date of the Facility Agreement. During the Exercise Period the Holder may exercise this Warrant in whole or in part, by delivering to the Company at 7000 Independence Parkway, Suite 160 #135, Plano, Texas 75025 (or any other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) (x) this Warrant certificate, (y) a certified or cashier's cheque payable to the Company, or cancelled indebtedness of the Company to the Holder, in the amount of the Exercise Price multiplied by the number of


--------------------------------------------------------------------------------
          shares  for  which  this  Warrant  is  being  exercised  (the Purchase
                                                                    ------------
          Price"),  and  (z)  the  Notice of Cash Exercise attached as Exhibit A
          -----                                                        ---------
          duly completed and executed by the Holder. On exercise, the Holder will be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock purchased.

          1.2  Net  Issuance  Right.  Despite  the  payment provisions described
               --------------------
          above, the Holder may elect to convert all or a portion of this Warrant into shares of Warrant Stock by surrendering this Warrant at the office of the Company at the address set out in Section 1. 1 and delivering to the Company the Notice of Net Issuance Exercise attached as Exhibit B duly completed and executed by the Holder, in which case
              ---------
          the Company will issue to the Holder the number of shares of Warrant Stock of the Company equal to the result obtained by (a) subtracting B from A, (b) multiplying the difference by C, and (c) dividing the product by A as set out in the following equation:

          X =  (A-B)x C  where:
              ---------
                  A

               X = the number of shares of Warrant Stock issuable on net issuance exercise pursuant to the provisions of this Section 1.2.

               A = the Fair Market Value (as defined below) of one share of Warrant Stock on the date of net issuance exercise.

               B = the Exercise Price for one share of Warrant Stock under this Warrant (as adjusted from time to time pursuant to Section 4 hereof).

               C = the number of shares of Warrant Stock as to which this Warrant is exercisable pursuant to the provisions of this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised as set out in the Notice of Net Issuance Exercise.

          If the foregoing calculation results in a negative number, then no shares of Warrant Stock shall be issued on net issuance exercise pursuant to this Section 1.2.

          "Fair  Market  Value"  of  a  share  of  Warrant  Stock  means:
           -------------------

          (a) if the net issuance exercise is in connection with a transaction specified in Section 4.1, the value of the consideration (determined, in the case of noncash consideration, in good faith by the Company's Board of Directors) to be received pursuant to such transaction by the holder of one share of Warrant Stock;

          (b) if the net issuance exercise is after the occurrence of the initial public offering of the Company's Common Stock:

               (1) if the Company's Common Stock is traded on an exchange or is quoted on the Nasdaq National Market, the average of


--------------------------------------------------------------------------------
                    the closing or last sale price reported for the ten business days immediately preceding the date of net issuance exercise multiplied by the number of shares of Common Stock into which such shares of Warrant Stock could be converted on the date of net issuance exercise, if such Warrant Stock is then convertible into Common Stock;

               (2) if the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market, but is traded in the over-the-counter market, the average of the closing bid and asked prices reported for the ten market days immediately preceding the date of net issuance exercise multiplied by the number of shares of Common Stock into which shares of Warrant Stock could be converted on the date of net issuance exercise, if that Warrant Stock is then convertible into Common Stock; and

          (c) in all other cases, the fair value as determined in good faith by the Company's Board of Directors.

          On net issuance exercise in accordance with this Section 1.2, the Holder shall be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock determined in accordance with the foregoing.

          2.   Delivery  of  Stock  Certificates;  No  Fractional  Shares
               ----------------------------------------------------------

               (a) Within 10 days after the payment of the Purchase Price following the exercise of this Warrant (in whole or in part) or after notice of net issuance exercise and compliance with
                    Section 1.2, the Company at its expense will issue in the name of and deliver to the Holder (i) a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock to which the Holder will be entitled on the exercise of this Warrant, and (ii) a new Warrant of like tenor to purchase up to that number of shares of Warrant Stock, if any, as to which this Warrant has not been exercised if this Warrant has not expired. The Holder will for all purposes be deemed to have become the holder of record of the shares of Warrant Stock on the date this Warrant was exercised (the date the Holder has fully complied with the requirements of Section 1. 1 or 1.2), irrespective of the date of delivery of the certificate or certificates representing the Warrant Stock; provided that, if the date this Warrant is exercised is a date when the stock transfer books of the Company are closed, a person will be deemed to have become the holder of record of such shares of Warrant Stock at the close of business on the next succeeding date on which the stock transfer books are open.

               (b) No fractional shares will be issued upon the exercise of this Warrant. In lieu of fractional shares, the Company will pay the Holder a sum in cash equal to the fair market value of the fractional shares (as determined by the Company's Board of Directors) on the date of exercise such fraction multiplied by the Exercise Price.



--------------------------------------------------------------------------------

          3.   Covenants  as  to  Warrant  Stock.
               ----------------------------------

               (a) The Company covenants that at all times during the Exercise Period there will be reserved for issuance and delivery on exercise of this Warrant the number of shares of Warrant Stock as is necessary for exercise in full of this Warrant and, from time to time, it will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Warrant Stock. All shares of Warrant Stock issued pursuant to the exercise of this Warrant will, on their issuance, be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens and other encumbrances or restrictions on sale and free and clear of all pre-emptive rights, except restrictions arising
                    (i) under federal and state securities laws, (ii) not by or through the Company, or (iii) by agreement between the Company and the Holder or its successors.

               (b)

                    (i) The Company must use its best efforts to file a registration statement on Form S-1, Form SB-2 or other available form in relation to all securities which are issuable on exercise of this Warrant (REGISTRATION STATEMENT) within 60 days from the date the Lender has provided the Commitment (as defined in the Facility Agreement).

                    (ii) The  Company  must  use  its  best efforts to cause the
                         Registration Statement to become effective within 6 months from the date on which it was filed.

                    (iii) A registration statement filed by the Company may deal solely with the securities which are issuable on exercise of this Warrant or may include those securities in any other registration statement relating to the registration of other securities of the Company.

                    (iv) The  Company  must  register  any  securities under any applicable securities or "blue sky" laws of each State of the United States which the Agent reasonably requests.

          4.   Adjustments;  Termination  of  Warrant  on  Certain  Events.
               -----------------------------------------------------------

          4.1  Effect  of  Reorganization.  On  a  merger,  consolidation,
               --------------------------
               acquisition of all or substantially all of the property or stock, liquidation or other reorganization of the Company (collectively, a "Reorganization") during the Exercise Period, as a result of which the share holders of the Company receive cash, stock or other property in exchange for their shares of Warrant Stock, lawful provision will be made so that the Holder will then be entitled to receive, on exercise of this Warrant, the number of shares of securities of the successor corporation resulting from the Reorganization (and cash and other property), to which a holder of the Warrant Stock issuable upon exercise of this Warrant would have been entitled in the Reorganization if this Warrant had been exercised immediately before to the Reorganization. If the per share consideration payable to the Holder for shares in connection with any Reorganisation is in a form other than cash


--------------------------------------------------------------------------------
               or marketable securities, then the value of the consideration will be determined in good faith by the Company's Board of Directors. In each case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) will be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the Reorganization to the end that the provisions of this Warrant (including adjustments of the Exercise Price and the number and type of securities purchasable pursuant to the terms of this Warrant) will be applicable after that event, as near as reasonably may be, in relation to any shares deliverable after that event on the exercise of this Warrant.

          4.2  Adjustments  for  Stock Splits, Dividends, Reclassification, etc.
               ----------------------------------------------------------------
               If the Company issues any shares of the same class as the Warrant Stock as a stock dividend or subdivides the number of outstanding shares of the same class into a greater number of shares, then, in either case, the Exercise Price in effect before the dividend or subdivision will be proportionately reduced and the number of shares of Warrant Stock at that time issuable pursuant to the exercise of this Warrant shall be proportionately increased; and, conversely, if the Company contracts the number of outstanding shares of the same class as the Warrant Stock by combining shares of the same class into a smaller number of shares, then the Exercise Price in effect before that combination will be proportionately increased and the number of shares of Warrant
               Stock at that time issuable pursuant to the exercise or conversion of this Warrant will be proportionately decreased. If the Company at any time while this Warrant, or any portion of this Warrant, remains outstanding and unexpired will, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant will then represent the right to acquire the number and kind of securities as would have been issuable as the result of a change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to the reclassification or other change and the Exercise Price will be appropriately adjusted all subject to further adjustments as provided in Section 4. Each adjustment in the number of shares of Warrant Stock issuable will be to the nearest whole share.

          4.3  Adjustment  to  Exercise  Price  for Dilutive Issues. In case the
               ----------------------------------------------------
               Company at any time or from time to time before or during the Exercise Period issues any shares of Warrant Stock (other than shares issued as a stock dividend or stock split as provided in
               Section 4.2) for a consideration per share that is less than the Exercise Price, then on the date of that issue the Exercise Price shall be reduced to a price (calculated to the nearest cent) equal to the quotient of (a) the sum of (i) the per-share consideration received by the Company in that issue plus (ii) the product of the number of fully diluted shares of equity securities of the Company outstanding immediately before the issuance times the Exercise Price, divided by (b) the number of fully diluted shares of equity securities of the Company outstanding immediately after the issuance. In the case of the issuance of options to purchase or rights to subscribe for Warrant Stock, securities by their terms convertible into or exchangeable for Warrant Stock, or options



--------------------------------------------------------------------------------
               to purchase or rights to subscribe for convertible or exchangeable securities, the following provisions shall apply:

               (a) the aggregate maximum number of shares of Warrant Stock deliverable on exercise of options to purchase or rights to subscribe for Warrant Stock will be deemed to have been issued at the time those options or rights were issued for a consideration equal to the consideration received by this corporation on the issuance of the options or rights plus the minimum purchase price provided in the options or rights for the Warrant Stock covered by the options or rights, but no further adjustment to the Exercise Price will be made for the actual issuance of Warrant Stock on the exercise of the options or rights in accordance with their terms;

               (b) the aggregate maximum number of shares of Warrant Stock deliverable on conversion of or in exchange for any convertible or exchangeable securities or on the exercise of options to purchase or rights to subscribe for convertible or exchangeable securities and subsequent conversion or exchange of those securities will be deemed to have been issued at the time the securities were issued or the options or rights were issued for a consideration equal to the consideration received by this corporation for any convertible or exchangeable securities and related options or rights, plus the additional consideration, if any, to be received by this corporation on the conversion or exchange of those securities or the exercise of any related options or rights, but no further adjustment to the Exercise Price will be made for the actual issuance of Warrant Stock on the conversion or exchange of the securities in accordance with their terms;

               (c) if options, rights or convertible or exchangeable securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to this corporation, or decrease in the number of shares of Warrant Stock issuable, on the exercise, conversion or exchange of those securities, the Exercise Price computed on the original issue thereof, and any subsequent adjustments, will, on that increase or decrease becoming effective, be recomputed to reflect the increase or decrease with respect to the options, rights and securities not already exercised, converted or exchanged before the increase or decrease became effective, but no further adjustment to the Warrant Price will be made for the actual issuance of Warrant Stock on the exercise of any options or rights or the conversion or exchange of those securities in accordance with their terms;

               (d) on the expiration of any options or rights, the termination of any rights to convert or exchange or the expiration of any options or rights related to convertible or exchangeable securities, the Exercise Price will promptly be readjusted to the Exercise Price as would have been obtained had the adjustment which was made on the issuance of the options, rights or securities or options or rights related to those securities been made on the basis of the issuance of only the number of shares of Warrant Stock actually issued on the exercise of the options or rights, on the conversion or exchange of those securities or on the exercise of the options or rights related to those securities.

          4.4  Calculation  of  Consideration.  In  the  case  of  an  issue  of
               ------------------------------
               additional shares of Warrant Stock for cash, the consideration received by the Company will be deemed to be the net cash proceeds received for the shares. In the case of an issue of additional shares of Warrant Stock for noncash consideration, the Company's Board of Directors will determine the value of the consideration and the determination, unless shown by the Holder to have been made other than in good faith, will be conclusive.

          4.5  Certificate  as  to Adjustments. In the case of any adjustment in
               -------------------------------
               the Exercise Price or number and type of securities issuable on exercise of this Warrant, the Company will promptly give written notice to the Holder in the form of a certificate, certified and confirmed by an officer of the Company, setting out the adjustment in reasonable detail.

          5.   Securities  Laws  Restrictions;  Legend  on  Warrant  Stock
               -----------------------------------------------------------

               (a) This Warrant and the securities issuable on exercise have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state
                                    ---------------
                    securities laws, and no interest may be sold, distributed, assigned, offered, pledged or otherwise transferred unless
                    (i) there is an effective registration statement under the Securities Act and applicable state securities laws covering any transaction involving the securities, (ii) the Company receives an opinion of legal counsel for the holder of the securities satisfactory to the Company stating that the transaction is exempt from registration, or (iii) the Company otherwise satisfies itself that the transaction is exempt from registration. Despite any thing else contained in clause 5(a), the Company will not require the Holder to provide a legal opinion for transfers of this Warrant or the securities issuable on exercise of this Warrant if a transfer is made in full compliance with Rule 144 of the Securities Act.

               (b) A legend setting out or referring to the restrictions in clause 5(a) will be placed on this Warrant, any replacement and any certificate representing the Warrant Stock, and a stop transfer order will be placed on the books of the Company and with any transfer agent until the securities may be legally sold or otherwise transferred.

          6.   Exchange  of  Warrant;  Lost or Damaged Warrant Certificate. This
               -----------------------------------------------------------
               Warrant is exchangeable on its surrender by the Holder at the office of the Company. On receipt by the Company of satisfactory evidence of the loss, theft, destruction or damage of this Warrant and either (in the case of loss, theft or destruction) delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or (in the case of damage) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.

          7.   Notices  of  Record  Date,  etc.
               -------------------------------


--------------------------------------------------------------------------------

               In the event of.

               (a) any taking by the Company of a record of the holders of Warrant Stock for the purpose of determining the holders who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares or stock of any class or any other securities or property, or to receive any other right;

               (b) any Reorganization of the Company, or any reclassification or recapitalization of the capital stock of the Company;

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

               (d) any proposed issue or grant by the Company to the holders of Warrant Stock of any shares of stock of any class or any other securities, or any right or warrant to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities; or

               (e) any other event as to which the Company is required to give notice to any holders of Warrant Stock,

               then the Company will mail to the Holder a notice specifying (1) in relation to clause 7(a), the date on which any record is to be taken, (ii) in relation to clause 7(b) and clause 7(c), the date on which any Reorganization, reclassification, recapitalization, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as to which the holders of record of Warrant Stock or securities into which the Warrant Stock is convertible will be entitled to exchange their shares for securities or other property deliverable on such Reorganization, reclassification, recapitalization, dissolution, liquidation or winding-up, (iii) in relation to clause 7(d), the amount and character of any stock or other securities, or rights or warrants, proposed to be issued or granted, the date the proposed issue or grant and the persons or class of persons to whom the proposed issue or grant is to be offered or made, and (v) in relation to clause 7(e), in reasonable detail, the facts, including the proposed date, concerning any other event. Such notice shall be delivered to the Holder at least twenty business days prior to the date specified in the notice.

          8.   Miscellaneous.
               -------------

          8.1  Holder  as  Owner.  The  Company may deem and treat the holder of
               -----------------
               record of this Warrant as the absolute owner for all purposes regardless of any notice to the contrary.

          8.2  No  Shareholder  Rights. This Warrant does not entitle the Holder
               -----------------------
               to any voting rights or any other rights as a shareholder of the Company or to any other rights except the rights stated in this Warrant; and no dividend or interest will be payable or will accrue in respect of this Warrant or the Warrant Stock, until this Warrant is exercised.

          8.3  Notices. Unless otherwise provided, any notice under this Warrant
               -------
               will be given in writing and will be deemed effectively given (a) upon personal delivery to the party to be notified, (b) on confirmation of receipt by fax by


--------------------------------------------------------------------------------
               the party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set out in (d), or (d) three days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated below, or at any such other address as such party may designate by twenty days' advance written notice to the other party given in the foregoing manner.

                    If to the Holder:

                    To the address last furnished
                    in writing to the Company by
                    the Holder

                    If to the Company:

                    Western Goldfields, Inc.
                    7000 Independence Parkway
                    Suite 160 #135
                    Plano, Texas 75025
                    TELEPHONE: + 1 972 208 0696
                    FAX: + 1 972 208 2155

          8.4  Amendments  and  Waivers. Any term of this Warrant may be amended
               ------------------------
               and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 8.4 will be binding on each future Holder and the Company.

          8.5  Governing Law; Jurisdiction; Venue. This Warrant will be governed
               ----------------------------------
               by and construed under the laws of the State of Colorado without regard to principles of conflict of laws. The parties irrevocably consent to the exclusive jurisdiction and venue of the state and federal courts located in the City and County of Denver, Colorado, in connection with any action relating to this Warrant.

          8.6  Successors  and Assigns. The terms and conditions of this Warrant
               -----------------------
               shall inure to the benefit of and be binding on the respective successors and assigns of the parties.




          IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                                        Western Goldfields, Inc.

                                                        By: ____________________

                                                      Name: ____________________

                                                     Title: ____________________


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                                                                         page 67

                       Exhibit A - NOTICE OF CASH EXERCISE

          To:  Western  Goldfields,  Inc.


          The undersigned hereby irrevocably elects to purchase [________] shares of $________ per share par value common stock of Western Goldfields, Inc. (the "Company") issuable on the exercise of the attached Warrant and requests that ---- certificates for these shares be issued in the name of and delivered to the address of the undersigned, at the address stated below and, if the number of shares set out in this notice are not all the shares that may be purchased pursuant to the attached Warrant, that a new Warrant evidencing the right to purchase the balance of the shares be registered in the name of, and delivered to, the undersigned at the address stated below. The undersigned agrees with and represents to the Company that the shares of the common stock of the Company are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). In addition, the undersigned represents that he, she or it (as the case may be) is an "accredited investor" as such term is defined in Rule 501 (a) of the Securities Act.
          [PAYMENT ENCLOSED IN THE AMOUNT OF $______.]
          [COMPANY DEBT CANCELLED IN THE AMOUNT OF $______.]

          Dated: ________________

          Name of Holder of Warrant:

                                            (please print)

          Address:


          Signature:


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                                                                          page 1

                   Exhibit B - NOTICE OF NET ISSUANCE EXERCISE


          To:  Western Goldfields, Inc.

          The undersigned hereby irrevocably elects to convert that amount of the attached Warrant as specified below into the specified number of shares of $________ per share par value common stock of Western Goldfields, Inc. (the "Company") as is determined pursuant to Section
          1.2 of the attached Warrant. The undersigned requests that certificates for the net issuance shares be issued in the name of and delivered to the address of the undersigned, at the address stated below. The undersigned agrees with and represents to the Company that the shares are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). In addition, the undersigned represents that he, she or it (as the case may be) is an "accredited investor" as such term is defined in Rule 501(a) of the Securities Act.


          Dated:________________


          Name of Holder of Warrant:

                                         (please print)

          Number of Shares to be Converted:

          Address:


          Signature:


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                                                                          page 2

--------------------------------------------------------------------------------

EXECUTED AS AN AGREEMENT:

SIGNED for
WESTERN MESQUITE MINES, INC.
by:


/s/John P. Ryan
-------------------------------------------
Signature

/s/  Secretary
-------------------------------------------
Title

John P. Ryan
-------------------------------------------
Name  (please  print)



SIGNED for
WESTERN GOLDFIELDS, INC.
by:


/s/John P. Ryan
-------------------------------------------
Signature

/s/  Secretary
-------------------------------------------
Title

John P. Ryan
-------------------------------------------
Name  (please  print)



SIGNED for
CALUMET MINING COMPANY
by:


/s/John P. Ryan
-------------------------------------------
Signature

/s/  Secretary
-------------------------------------------
Title

John P. Ryan
-------------------------------------------
Name  (please  print)


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                                                                          page 3

SIGNED for
RMB INTERNATIONAL (DUBLIN) LIMITED
by:


/s/ D. Cottzee                           /s/ S. Duplessis
------------------------------           ----------------------------------
Authorised Signatory                     Authorised Signatory


D. Cottzee                               S. Duplessis
------------------------------           ----------------------------------
Name (please print)                      Name (please print)




SIGNED  for
RMB  RESOURCES  LIMITED
by:

/s/ M.L. Shonfeld                        /s/ Robert Gray
------------------------------           ----------------------------------
Director                                 Director/Secretary

M.L.  Shonfeld                           Robert  Gray
------------------------------           ----------------------------------
Name (please print)                      Name (please print)


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                                                                          page 4